                         WORLDCOM NETWORK SERVICES, INC.

                      CLASSIC/TRANSCEND-TM- SWITCHED SERVICES

                      TELECOMMUNICATIONS SERVICES AGREEMENT

         This Telecommunications Services Agreement (the "TSA") is entered into as of the ____ day of June, 1998, by and between WORLDCOM NETWORK SERVICES, INC., a Delaware corporation, with its principal office at One Williams Center, Tulsa, Oklahoma 74172 ("WORLDCOM") and LOGIX COMMUNICATIONS CORPORATION, an Oklahoma corporation, with its principal office at 13439 North Broadway Extension, Oklahoma City, Oklahoma 73114 ("Customer").

         In consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.        SWITCHED SERVICES; OTHER DOCUMENTS; START OF SERVICE.

         (A) SERVICES WorldCom agrees to provide and Customer agrees to accept and pay for switched telecommunications services and other associated services (collectively the "SWITCHED SERVICES") as further described in the "SERVICE SCHEDULE" attached hereto and incorporated herein by reference, which describes the particular services, specific terms and other information necessary or appropriate for WorldCom to provide the Service to Customer. The Switched Services provided by WorldCom are subject to (i) the terms and conditions contained in this TSA and the Program Enrollment Terms (the "PET") which are attached hereto and incorporated herein by reference, (ii) the rates and discounts set forth in the applicable Rate and Discount Schedule (the "RATE SCHEDULE") attached hereto and incorporated herein by reference, and
         (iii) each Service Request (described below) which is accepted hereunder. The PET, as subscribed to by the parties, shall set forth the Effective Date, the Service Term, Customer's minimum monthly commitment, if any, and other information necessary to provide the Switched Services under this TSA. In the event of a conflict between the terms of this TSA, the PET, the Service Schedule, the Rate Schedule and the Service Request(s), the following order of precedence will prevail: (1) the PET, (2) the, Rate Schedule, (3) the Service Schedule,
         (4) this TSA, and (5) Service Request(s). This TSA, the PET, the Service Schedule and the applicable Rate and Discount Schedule are sometimes collectively referred to as the "AGREEMENT".

         (B) SERVICE REQUESTS Customer's requests to initiate or cancel Switched Services shall be described in an appropriate WorldCom Service Request ("SERVICE REQUEST"). A Service Request may consist of machine readable tapes, facsimiles or other means approved by WorldCom. Further, Service Requests shall specify all reasonable information, as determined by WorldCom, necessary or appropriate for WorldCom to provide the Switched Service(s) in question, which shall include without limitation, the type, quantity and end point(s) (when necessary) of circuits comprising a Service Interconnection as described in the applicable Service Schedules, or automatic number identification ("ANI") information relevant to the Switched Service(s), the Requested Service Date, and charges, if any, relevant to the Switched Services described in the Service Request. After WorldCom's receipt and verification of a valid Service Request for SWITCHED ACCESS Service (as defined in the Service Schedule) requiring a change in the primary interexchange carrier ("PIC"), WorldCom


                                  Page 1 of 12
                                  CONFIDENTIAL
         agrees to (i) submit the ANI(s) relevant to such Service Requests to the following local exchange carriers ("LECs") (with which WorldCom currently has electronic interface capabilities) within ten (10) days:
         Ameritech, Bell Atlantic, BellSouth, Nynex, Pacific Bell, Southwestern Bell, US West, GTE and United, and (ii) submit the ANI(s) relevant to such Service Requests to those LECs with which WorldCom does not have electronic interface capabilities within a reasonable time.

         (C) START OF SERVICE WorldCom's obligation to provide and Customer's obligation to accept and pay for non-usage sensitive charges for Switched Services shall be binding to the extent provided for in this Agreement upon the submission of an acceptable Service Request to WorldCom by Customer. Customer's obligation to pay for usage sensitive charges for Switched Services shall commence with respect to any Switched Service as of the date the Switched Service in question is made available to and used by Customer ("START OF SERVICE"), but in no event later than the "REQUESTED SERVICE DATE" if such Switched Service is available for Customer's use as of such Requested Service Date. Start of Service for particular Services shall be further described in the Service Schedule relevant to the Switched Services in question.

2.       CANCELLATION.

         (A) CANCELLATION CHARGE At any time after the Effective Date, Customer may cancel this Agreement if Customer provides written notification thereof to WorldCom not less than thirty (30) days prior to the effective date of cancellation. In such case (or in the event WorldCom terminates this Agreement as provided in Section 7), Customer shall pay to WorldCom all charges for Services provided through the effective date of such cancellation plus a cancellation charge (the "CANCELLATION CHARGE") equal to one hundred percent (100%) of Customer's commitment(s), if any, (as described in the PET) that would have become due for the unexpired portion of the Service Term.

         (B) LIQUIDATED DAMAGES It is agreed that WorldCom's damages in the event Customer cancels this Agreement shall be difficult or impossible to ascertain. The provision for a cancellation charge in Subsection 2(A) above is intended, therefore, to establish liquidated damages in the event of a cancellation and is not intended as a penalty.

         (C) CANCELLATION WITHOUT CHARGE Notwithstanding anything to the contrary contained in Subsection 2(A) above, Customer may cancel this Agreement without incurring any cancellation charge if (i) WorldCom fails to provide a network as warranted in Section 8 below; (ii) WorldCom fails to deliver call detail records promptly based on the frequency selected by Customer (i.e., monthly, weekly or daily); or
         (iii) WorldCom fails to submit ANI(s) relevant to such Service Requests to the LECs within the time period described in Subsection 1(B) above. Provided, however, Customer must give WorldCom written notice of any such default and an opportunity to cure such default within five (5) days of the notice. In the event WorldCom fails to cure any such default within the five-day period on more than three (3) occasions within any six (6) month period, Customer may cancel this Agreement without incurring any cancellation charge.

3.       CUSTOMER'S END USERS.

         (A) END USERS Customer will obtain and upon WorldCom's request provide WorldCom (within two (2) business days of the date of the request) a written Letter of Agency ("LOA")


                                  Page 2 of 12
                                  CONFIDENTIAL
         acceptable to WorldCom [or with any other means approved by the Federal Communications Commission ("FCC") or any applicable public utility commission ("PUC")], for each ANI indicating the consent of such end user of Customer ("End User") to be served by Customer and transferred (by way of change of such End User's designated PIC) to the WorldCom network prior to order processing. Each LOA will provide, among other things, that the End User has consented to the transfer being performed by Customer or Customer's designee. When applicable, Customer will be responsible for notifying its End Users, in writing (or by any other means approved by the FCC) that (i) a transfer charge will be reflected on their LEC bill for effecting a change in their PIC, (ii) the entity name under which their interstate, intrastate and/or operator services will be billed (if different from Customer), and (iii) the "primary" telephone number(s) to be used for maintenance and questions concerning their long distance service and/or billing. Customer agrees to send WorldCom a copy of the documentation Customer uses to satisfy the above requirements promptly upon request of WorldCom. WorldCom may change the foregoing requirements for Customer's confirming orders and/or for notifying End Users regarding the transfer charge at any time in order to conform with applicable FCC and state regulations. Provided, however, Customer will be solely responsible for ensuring that the transfer of End Users to the WorldCom network conforms with applicable FCC and state regulations, including without limitation, the regulations established by the FCC with respect to verification of orders for long distance service generated by telemarketing as promulgated in 47 C.F.R., Part 64, Subpart K, Section 64.1100 or any successor regulation(s).

         (B) TRANSFER CHARGES/DISPUTED TRANSFERS Customer agrees that it is responsible for (i) all charges incurred by WorldCom to change the PIC of End Users to the WorldCom network, (ii) all charges incurred by WorldCom to change End Users back to their previous PIC arising from disputed transfers to the WorldCom network plus, at WorldCom's option, an administrative charge equal to twenty percent (20%) of such charges, and (iii) any other damages suffered by or awards against WorldCom resulting from disputed transfers.

         (C) EXCLUDED ANIs WorldCom has the right to reject any ANI supplied by Customer for any of the following reasons: (i) WorldCom is not authorized to provide or does not provide long distance services in the particular jurisdiction in which the ANI is located, (ii) a particular ANI submitted by Customer is not in proper form, (iii) Customer is not certified to provide long distance services in the jurisdiction in which the ANI is located, (iv) Customer is in material default of this Agreement, (v) Customer fails to cooperate with WorldCom in implementing reasonable verification processes determined by WorldCom to be necessary or appropriate in the conduct of business, or (vi) any other circumstance reasonably determined by WorldCom which could adversely affect WorldCom's performance under this Agreement or WorldCom's general ability to transfer its other customers or other end users to the WorldCom network, including without limitation, WorldCom's ability to electronically effect PIC changes with the LECs. In the event WorldCom rejects an ANI, WorldCom will notify Customer of its decision specifically describing the rejected ANI and the reason(s) for rejecting that ANI, and will not incur any further liability under this Agreement with regard to that ANI. Further, any ANI requested by Customer for Switched Services may be deactivated by WorldCom if no Switched Services billings relevant thereto are generated in any three
         (3) consecutive calendar month/billing periods. WorldCom will be under no obligation to accept ANIs within the last full calendar month period preceding the scheduled expiration of the Service Term.

         (D) RECORDS Customer will maintain documents and records ("RECORDS") supporting Customer's re-sale of Switched Services, including, but not limited to, appropriate and valid LOAs from End Users for a period of not less than (twelve) 12 months or such longer period as may be required by applicable law, rule or regulation. Customer shall indemnify WorldCom for


                                  Page 3 of 12
                                  CONFIDENTIAL
         any costs, charges or expenses incurred by WorldCom arising from disputed PIC selections involving Switched Services to be provided to Customer for which Customer cannot produce an appropriate LOA relevant to the ANI and PIC charge in question, or when WorldCom is not reasonably satisfied that the validity of a disputed LOA has been resolved.

         (E) CUSTOMER SERVICE Customer will be solely responsible for billing its End Users and providing such End Users with customer service. Customer agrees to notify WorldCom as soon as reasonably possible in the event an End User notifies Customer of problems associated with the Switched Services, including without limitation, excess noise, echo, or loss of service.

4.       CUSTOMER'S RESPONSIBILITIES.

         (A) EXPEDITE CHARGES In the event Customer requests expedited services and/or changes to Service Requests and WorldCom agrees to such request, WorldCom will pass through the charges assessed by any supplying parties (e.g., local access providers) for such expedited charges and/or changes to Service Requests involved at the same rate to Customer. WorldCom may further condition its performance of such request upon Customer's payment of such additional charges to WorldCom.

         (B) FRAUDULENT CALLS Customer shall indemnify and hold WorldCom harmless from all costs, expenses, claims or actions arising from fraudulent calls of any nature which may comprise a portion of the Switched Services to the extent that the party claiming the call(s) in question to be fraudulent is (or had been at the time of the call) an End User of such Switched Services through Customer or an end user of the Switched Services through Customer's distribution channels. Customer shall not be excused from paying WorldCom for Switched Services provided to Customer or any portion there&f on the basis that fraudulent calls comprised a corresponding portion of the Switched Services. In the event WorldCom discovers fraudulent calls being made (or reasonably believes fraudulent calls are being made), nothing contained herein shall prohibit WorldCom from taking immediate action (without notice to Customer) that is reasonably necessary to prevent such fraudulent calls from taking place, including without limitation, denying Switched Services to particular ANIs or terminating Switched Services to or from specific locations.

5.       CHARGES AND PAYMENT TERMS.

         (A) PAYMENT WorldCom billings for Switched Services hereunder are made on a monthly basis (or such other basis as may be mutually agreed to by the parties) following Start of Service. Subject to Subsection 5(C) below, Switched Services shall be billed at the rates set forth in the applicable Rate and Discount Schedule attached hereto. Customer will be notified of WorldCom's time of day rate periods (including WorldCom Recognized National Holidays). Discounts, if any, applicable to the rates for certain Services are set forth in the Rate and Discount Schedule. Customer will pay all undisputed charges relative to each WorldCom invoice for Switched Services within thirty (30) days of the invoice date set forth on each WorldCom invoice to Customer ("DUE DATE"). If payment is not received by WorldCom on or before the Due Date, Customer shall also pay a late fee in the amount of the lesser of one and one-half percent (1 1/2%) of the unpaid balance of the charges for Switched Services rendered per month or the maximum lawful rate under applicable state law.


                                  Page 4 of 12
                                  CONFIDENTIAL

         (B) TAXES Customer acknowledges and understands that WorldCom computes all charges herein exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against WorldCom or Customer because of the Switched Services furnished to Customer ("ADDITIONAL CHARGES"). Customer shall pay such Additional Charges in addition to all other charges provided for herein. Customer will not be liable for certain Additional Charges if Customer provides WorldCom with an appropriate exemption certificate.

         (C) MODIFICATION OF CHARGES WorldCom reserves the right to eliminate particular Switched Services and/or modify charges for particular Switched Services (which charge modifications shall not exceed then-current generally available WorldCom charges for comparable services), upon not less than sixty (60) days prior notice to Customer, which notice will state the effective date for the charge modification. In the event WorldCom notifies Customer of the elimination of a particular Switched Service and/or an increase in the charges, Customer may terminate this Agreement without incurring a cancellation charge only with respect to the Switched Service(s) affected by the increase in charges. In order to cancel such Switched Service(s), Customer must notify WorldCom, in writing, at least thirty (30) days prior to the effective date of the increase in charges. In the event Customer cancels its subscription to a particular Switched Service as described in this Subsection 5(C), WorldCom and Customer agree to negotiate in good faith concerning Customer's minimum monthly commitment, if any, described in the PET.

         (D) BILLING DISPUTES Notwithstanding the foregoing, amounts reasonably disputed by Customer (along with late fees attributable to such amounts) shall apply but shall not be due and payable for a period of sixty (60) days following the Due Date therefor, provided Customer (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement of any billing discrepancies to WorldCom in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with WorldCom for the purpose of resolving such dispute within said sixty (60) day period. In the event such dispute is mutually agreed upon and resolved in favor of WorldCom, Customer agrees to pay WorldCom the disputed amounts together with any applicable late fees within ten (10) days of the resolution (the "ALTERNATE DUE DATE"). In the event such dispute is mutually agreed upon and resolved in favor of Customer, Customer will receive a credit for the disputed charges in question and the applicable late fees. In the event WorldCom has responded to Customer's dispute in writing and the parties fail to mutually resolve or settle the dispute within such sixty (60) day period (unless WorldCom has agreed in writing to extend such period) all disputed amounts together with late fees shall become due and payable, and this provision shall not be construed to prevent Customer from pursuing any available legal remedies. WorldCom shall not be obligated to consider any Customer notice of billing discrepancies which are received by WorldCom more than sixty (60) days following the Due Date of the invoice in question.

6.       CREDIT; CREDITWORTHINESS:

         (A) CREDIT Customer's execution of this Agreement signifies Customer's acceptance of WorldCom's initial and continuing credit approval procedures and policies. WorldCom reserves the right to withhold initiation or full implementation of any or all Switched Services under this Agreement pending WorldCom's initial satisfactory credit review and approval thereof which may be conditioned upon terms specified by WorldCom, including, but not limited to, security for payments due hereunder in the form of a cash deposit or other means. WorldCom reserves the right to modify its requirements, if any, with respect to any security or other assurance provided by Customer for payments due hereunder in light of Customer's


                                  Page 5 of 12
                                  CONFIDENTIAL
         actual usage when compared to projected usage levels upon which any security or assurance requirement was based.

         (B) CREDITWORTHINESS If at any time there is a material adverse change in Customer's creditworthiness, then in addition to any other remedies available to WorldCom, WorldCom may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Switched Services described in a previously executed Service Request to be withheld; (ii) cease providing Switched Services pursuant to a Suspension Notice in accordance with Section 7(A); (iii) decline to accept a Service Request or other requests from Customer to provide Switched Services which WorldCom may otherwise be obligated to accept and/or (iv) condition its provision of Switched Services or acceptance of a Service Request on Customer's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in Customer's creditworthiness shall include, but not be limited to: (i) Customer's material default of its obligations to WorldCom under this or any other agreement with WorldCom; (ii) failure of Customer to make full payment of all undisputed charges due hereunder on or before the Due Date (or disputed charges on or before the Alternate Due Date) on three (3) or more occasions during any period of twelve (12) or fewer months or Customer's failure to make such payment on or before the Due Date (or the Alternate Due Date, if applicable) in any two (2) consecutive months; (iii) acquisition of Customer (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to WorldCom or any entity affiliated with WorldCom or which is a materially greater credit risk than Customer; or, (iv) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of Customer.

7.       REMEDIES FOR BREACH.

         (A) SUSPENSION OF SERVICE In the event all undisputed charges due pursuant to WorldCom's invoice are not paid in full by the Due Date or disputed charges owed by Customer, if any, are not paid in full by the Alternate Due Date, WorldCom shall have the right, after giving Customer at least ten (10) days prior notice and opportunity to pay such charges within such 10-day period, to suspend all or any portion of the Switched Services to Customer ("Suspension Notice") until such time (designated by WorldCom in its Suspension Notice) as Customer has paid in full ALL undisputed charges then due to WorldCom, including any late fees. Following such payment, WorldCom shall reinstitute Switched Services to Customer ONLY when Customer provides WorldCom with satisfactory assurance of Customer's ability to pay for such Switched Services (i.e., a deposit, letter of credit or other means acceptable to WorldCom) and Customer's advance payment of the cost of reinstituting such Switched Services. If Customer fails to make the required payment by the date set forth in the Suspension Notice, Customer will be deemed to have canceled the Services suspended effective as of the date of suspension which cancellation shall not relieve Customer for payment of applicable cancellation charges as described in Section 2.

         (B) DISCONNECTION OF SERVICE In the event Customer is in material breach of this Agreement, including without limitation, failure to pay all undisputed charges due hereunder by the date stated in the Suspension Notice described in Subsection 7(A) above, WorldCom shall have the right, after giving Customer at least five (5) days prior written notice and opportunity to cure (which notice may be given instead of or in conjunction with the Suspension Notice described in Subsection 7(A) above), and in addition to foreclosing any security interest WorldCom may have, to (i) disconnect all or any portion the Switched Services being provided hereunder and/or terminate this Agreement; (ii) withhold billing information from Customer;


                                  Page 6 of 12
                                  CONFIDENTIAL
         and/or (iii) contact the End Users (for whom calls are originated and terminated solely over facilities comprising the WorldCom network) directly and bill such End Users directly until such time as WorldCom has been paid in full for the amount owed by Customer. If Customer fails to make payment by the date stated in the Suspension Notice and WorldCom, after giving Customer five (5) days prior written notice, terminates this Agreement as provided in this Section 7, such termination shall not relieve Customer for payment of applicable cancellation charges as described in Section 2 above.

8. WARRANTY. WorldCom will use reasonable efforts under the circumstances to maintain its overall network quality. The quality of Switched Services provided hereunder shall be consistent with telecommunications common carrier industry standards, government regulations and sound business practices. WORLDCOM MAKES NO OTHER WARRANTIES ABOUT THE SWITCHED SERVICES PROVIDED HEREUNDER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILlTY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.

9.       LIABILITY; GENERAL INDEMNITY; REIMBURSEMENT.

         (A) LIMITED LIABILITY IN NO EVENT WILL EITHER PARTY HERETO BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF REVENUE, LOSS OF CUSTOMERS OR CLIENTS, LOSS OF GOODWILL OR LOSS OF PROFITS ARISING IN ANY MANNER FROM THIS AGREEMENT AND THE PERFORMANCE OR NONPERFORMANCE OF OBLIGATIONS HEREUNDER.

         (B) GENERAL INDEMNITY In the event parties other than Customer (e.g., Customer's End Users) shall have use of the Switched Services through Customer, then Customer agrees to forever indemnify and hold WorldCom, its affiliated companies and any third-party provider or operator of facilities employed in provision of the Switched Services harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which those parties may assert arising out of or relating to any defect in the Switched Services.

         (C) REIMBURSEMENT Customer agrees to reimburse WorldCom for all reasonable costs and expenses incurred by WorldCom due to WorldCom's direct participation (either as a party or witness) in any administrative, regulatory or criminal proceeding concerning Customer if WorldCom's involvement in said proceeding is based solely on WorldCom's provision of Switched Services to Customer.

10. FORCE MAJEURE. If WorldCom's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or state or local governments, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot, war, strike, lockout or work stoppage or other labor difficulties, or supplier failure, shortage, breach or delay, then WorldCom shall be excused from such performance on a day-to-day basis to the extent of such restriction or interference. WorldCom shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease.


                                  Page 7 of 12
                                  CONFIDENTIAL

11. STATE CERTIFICATION. Customer warrants that in all jurisdictions in which it provides long distance services that require certification, it has obtained the necessary certification from the appropriate governmental authority and, if required by WorldCom, agrees to provide proof of such certification acceptable to WorldCom. In the event Customer is prohibited, either on a temporary or permanent basis, from continuing to conduct its telecommunications operations in a given state, Customer shall (i) immediately notify WorldCom by facsimile, and
(ii) send written notice to WorldCom within twenty-four (24) hours of such prohibition.

12. INTERSTATE/INTRASTATE SERVICE. Except with respect to Services specifically designated as intrastate Services or international Services, the rates provided to Customer in the Service Schedule are applicable only to switched Services if such Switched Services are used for carrying interstate telecommunications (i.e., Switched Services subject to FCC jurisdiction). WorldCom shall not be obligated to provide Switched Services with end points within a single state or Switched Services which originate/terminate at points both of which are situated within a single state. In those states where WorldCom is authorized to provide intrastate service (i.e., telecommunications transmission services subject to the jurisdiction of state regulatory authorities), WorldCom will, at its option, provide intrastate Switched Services pursuant to applicable state laws, regulations and applicable tariff, if any, filed by WorldCom with-state regulatory authorities as required by applicable law.

13. AUTHORIZED USE OF WORLDCOM NAME; PRESS RELEASES. Without WorldCom's prior written consent, Customer shall not (i) refer to itself as an authorized representative of WorldCom whenever it refers to the Switched Services in promotional, advertising or other materials, or (ii) use WorldCom's logos, trade marks, service marks, or any variations thereof in any of its promotional, advertising or other materials. Additionally, Customer shall provide to WorldCom for its prior review and written approval, all promotions, advertising or other materials or activity using or displaying WorldCom's name or the Services to be provided by WorldCom. Customer agrees to change or correct, at Customer's expense, any such material or activity which WorldCom, in its sole judgment, determines to be inaccurate, misleading or otherwise objectionable. Customer is explicitly authorized to only use the following statements in its sales literature or if in response to an inquiry by Customer's end user: (i) "Customer utilizes the WorldCom network", (ii) "Customer utilizes WorldCom's facilities",
(iii) "WorldCom provides only the network facilities", and (iv) "WorldCom is our network services provider". Except as specifically provided in this Section 13, the parties further agree that any press release, advertisement or publication generated by a party regarding this Agreement, the Services provided hereunder or in which a party desires to mention the name of the other party or the other party's parent or affiliated company(ies), will be submitted to the non-publishing party for its written approval prior to publication.

14. NOTICES. Notices under this Agreement shall be in writing and delivered to the person identified below at the offices of the parties as they appear below or as otherwise provided for by proper notice hereunder. Customer shall notify WorldCom in writing if Customer's billing address is different than the address shown below. The effective date for any notice under this Agreement shall be the date of actual receipt of such notice by the appropriate party, notwithstanding the date of mailing or transmittal via hand delivery or facsimile.

         IF TO WORLDCOM:                    WorldCom Network Services, Inc.
                                            One Williams Center
                                            Tulsa, Oklahoma 74172
                                            Attn: Carrier Sales Dept.

         IF TO CUSTOMER:                    Logix Communications Corporation
                                            13439 North Broadway Extension


                                  Page 8 of 12
                                  CONFIDENTIAL

                                            Oklahoma City, Oklahoma 73114
                                            Attn: Stephen T. Dobson
                                                  ----------------------------
                                            Telephone No.: 405-391-8500
                                                           -------------------
                                            Fax No.: 405-391-8515
                                                     -------------------------

15. NO-WAIVER. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. A consent to waiver of or excuse for a breach or default by either party, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

16.      PARTIAL INVALIDITY; GOVERNMENT ACTION.

         (A) PARTIAL INVALIDITY If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, rule or regulation, that part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of that provision or the remaining provisions of this Agreement. In such event, Customer and WorldCom will negotiate in good faith with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

         (B) GOVERNMENT ACTION Upon thirty (30) days prior notice, either party shall have the right, without liability to the other, to cancel an affected portion of the Switched Service if any material rate or term contained herein and relevant to the affected Switched Service is substantially changed (to the detriment of the terminating party) or found to be unlawful or the relationship between the parties hereunder is found to be unlawful by order of the highest court of competent jurisdiction to which the matter is appealed, the FCC, or other local, state or federal government authority of competent jurisdiction.

17. EXCLUSIVE REMEDIES. Except as otherwise specifically provided for herein, the remedies set forth in this Agreement comprise the exclusive remedies available to either party at law or in equity.

18. USE OF SERVICE. Upon WorldCom's acceptance of a Service Request hereunder, WorldCom will provide the Switched Services specified therein to Customer upon condition that such Switched Services shall not be used for any unlawful purpose. The provision of Switched Services will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties, and WorldCom and Customer agree that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211(a) of the Communications Act of 1934 (47 U.S.C. Section 211(a)) as implemented in 47 C.F.R. Section 43.51.

19.      CHOICE OF LAW; FORUM.

         (A) LAW This Agreement shall be construed under the laws of the State of Oklahoma without regard to choice of law principles.

         (B) FORUM Any legal action or proceeding with respect to this Agreement may be brought in the Courts of the State of Oklahoma in and for the County of Tulsa or the United States of America for the Northern District of Oklahoma. By execution of this Agreement, both Customer and WorldCom hereby submit to such jurisdiction, hereby expressly waiving


                                  Page 9 of 12
                                  CONFIDENTIAL
         whatever rights may correspond to either of them by reason of their present or future domicile. In furtherance of the foregoing, Customer and WorldCom hereby agree to service by U.S. Mail at the notice addresses referenced in Section 14. Such service shall be deemed effective upon the earlier of actual receipt or seven (7) days following the date of posting.

20.      PROPRIETARY INFORMATION.

         (A) CONFIDENTIAL INFORMATION The parties understand and agree that the terms and conditions of this Agreement (but not the existence thereof), all documents referenced herein (including invoices to Customer for Switched Services provided hereunder), communications between the parties regarding this Agreement or the Switched Services to be provided hereunder (including price quotes to Customer for any services proposed to be provided or actually provided hereunder), as well as such information relevant to any other agreement between the parties (collectively "CONFIDENTIAL INFORMATION"), are confidential as between Customer and WorldCom.

         (B) LIMITED DISCLOSURE A party shall not disclose Confidential Information (unless subject to discovery or disclosure pursuant to legal process), to any other party other than the directors, officers, and employees of a party or a party's agents including their respective attorneys, consultants, brokers, lenders, insurance carriers or bona fide prospective purchasers who have specifically agreed in writing to nondisclosure of the terms and conditions hereof. Any disclosure hereof required by legal process shall only be made after providing the non-disclosing party with notice thereof in order to permit the non-disclosing party to seek an appropriate protective order or exemption. Violation by a party or its agents of the foregoing provisions shall entitle the non-disclosing party, at its option, to obtain injunctive relief without a showing of irreparable harm or injury and without bond.

         (C) SURVIVAL OF CONFIDENTIALITY The provisions of this Section 20 will be effective as of the date of this Agreement and remain in full force and effect for a period which will be the longer of (i) one (1) year following the date of this Agreement, or (ii) one (1) year from the termination of all Services hereunder.

21. SUCCESSORS AND ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of WorldCom, which consent shall not be unreasonably withheld or delayed, and further provided that any assignment or transfer without such consent shall be void.

22.      GENERAL.

         (A) SURVIVAL OF TERMS The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall so survive the completion of performance and termination of this Agreement, including, without limitation, provisions for indemnification and the making of any and all payments due hereunder.

         (B) HEADINGS Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.


                                  Page 10 of 12
                                  CONFIDENTIAL

         (C) INDUSTRY TERMS Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

         (D) RULE OF CONSTRUCTION No rule of construction requiring interpretation against the drafting party hereof shall apply in the interpretation of this Agreement

23. ENTIRE AGREEMENT. This Agreement consists of (i) all the terms and conditions contained herein, and (ii) all documents incorporated herein specifically by reference. This TSA constitutes the complete and exclusive statement of the understandings between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to the Switched Services provided hereunder. No subsequent agreement between the parties concerning the Switched Services shall be effective or binding unless it is made in writing and subscribed to by Customer and WorldCom.

24. OTHER AGREEMENTS. Customer acknowledges and agrees that this Agreement and the Switched Services described herein may not be combined with any other switched services products or services offered by WorldCom, WorldCom's parent company or WorldCom's affiliates. Additionally, Customer acknowledges and agrees that:

         (A) CURRENT SERVICES As of the Effective Date of this Agreement, (i) all switched telecommunications services ("CURRENT SERVICES") offered by WorldCom (formerly WilTel, Inc.), WorldCom's parent company, WorldCom, Inc. (formerly LDDS Communications, Inc.) or any of WorldCom's affiliates, including without limitation, IDB WorldCom Services, Inc. (hereinafter referred to as the "WORLDCOM GROUP"), which are currently being provided Customer (which for purposes of this Section 24 will include Customer's parent company, Customer's subsidiaries and any other entities under common control with Customer; hereinafter referred to as the "CUSTOMER GROUP") pursuant to existing service agreements ("EXISTING AGREEMENTS") will be canceled and no longer in force or effect except for charges or credits due for Current Services rendered as of the Effective Date of this Agreement and provisions intended to survive termination, such as limitation of liability, indemnification and confidentiality, and (ii) all Current Services provided a member of the Customer Group by a member of the WorldCom Group will be provisioned under the terms and conditions of this TSA. Simultaneous with the execution of this Agreement, if applicable, Customer shall cause all members of the Customer Group to agree to the cancellation of such Existing Agreements and the provision of Current Services under the terms and conditions of this Agreement and Customer agrees to provide WorldCom with reasonable documentation evidencing such agreement.

         (B) THIRD PARTY AGREEMENTS If Customer acquires or merges or combines with a third party after the Effective Date of this Agreement, and such third party has existing agreement(s) with a member of the WorldCom Group (collectively referred to as the "THIRD PARTY AGREEMENTS") for the provision of switched telecommunications services ("THIRD PARTY EXISTING SERVICES"), then ninety (90) days following the date of such acquisition, merger or combination (or such earlier date contained in a written notice from Customer to WorldCom) (the "TRANSFER DATE"), (i) the Third Party Agreements will be canceled and no longer in force or effect except for commitments, if any, contained in such Third Party Agreements and charges and credits due for Services rendered prior to the Transfer Date, (ii) Third Party Existing Services will be provisioned under this Agreement, and (iii) the aggregate commitment(s) (e.g., revenue, volume, minute, etc.) remaining under such Third Party Agreements, if any, shall be added on


                                  Page 11 of 12
                                  CONFIDENTIAL
         a pro rata basis to the commitment(s), if any, existing under this Agreement. Simultaneous with the closing of such acquisition, combination or merger, Customer will cause such third party and all of its affiliates who are parties to such Third Party Agreements, to agree to the cancellation of such Third Party Agreements and the provision of Third Party Existing Services under the terms and conditions of this Agreement and Customer agrees to provide WorldCom with reasonable documentation evidencing such agreement. In the event any Third Party Agreement(s) have a provision similar to the provision contained herein, the parties agree to negotiate in good faith concerning which agreement (i.e., this Agreement or any Third Party Agreement) shall survive and which agreement(s) shall be terminated.

                  Example: Assume (i) Customer's Commitment is $500,000, (ii) there are twenty-four (24) months remaining in the Service Term of this Agreement, and (iii) Customer acquires a third party who has an existing switched telecommunications services agreement with a member of the WorldCom Group which contains a minimum monthly revenue commitment of $250,000 and has ten
                  (10) months remaining in the term of such agreement. Customer's "new" Commitment will be $604,166 for the remaining twenty-four (24) months in the Service Term ($500,000 + [($250,000 x 10)/24]).

         IN WITNESS WHEREOF, the parties have executed this Telecommunications Services Agreement as of the dates set forth below which Agreement will be effective as described in the PET attached hereto.

WORLDCOM NETWORK SERVICES, INC.                    LOGIX COMMUNICATIONS
                                                   CORPORATION

By:     Jim Foran                                  By:   William Hoffman
   -------------------------                          -------------------------
         (Signature)                                        (Signature)

        Jim Foran                                        William Hoffman
----------------------------                       ----------------------------
           (Print Name)                                       (Print Name)

    Regional Sales Director                              Vice President
----------------------------                       ----------------------------
                (Title)                                            (Title)

     June 23, 1998                                     June 12,1998
----------------------------                       ----------------------------
               (Date)                                             (Date)


                                  Page 12 of 12
                                  CONFIDENTIAL

                                                    EFFECTIVE DATE: JUN 25 1998
                                                                   -------------

                         WORLDCOM NETWORK SERVICES, INC.

                      CLASSIC/TRANSCEND-TM- SWITCHED SERVICES

                            PROGRAM ENROLLMENT TERMS

         These PROGRAM ENROLLMENT TERMS (the "PET") are made by and between WorldCom Network Services, Inc. ("WORLDCOM") and Logix Communications Corporation ("CUSTOMER") and are a part of their Telecommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the Service Schedule or the applicable Rate and Discount Schedule.

1.       SERVICE TERM:

         (A) The Service Term shall commence as of the Effective Date (as described below) and shall continue for a period of thirty-six (36) months (the "SERVICE TERM"). Upon expiration of the Service Term, the Switched Services in question will continue to be provided pursuant to the same terms and conditions as are then in effect (including without limitation, the applicable rates, discounts and commitments, if any), subject to termination by either party upon thirty (30) days prior written notice to the other party. WorldCom will not be obligated to accept any Service Request under this Agreement if Customer's initial Service Request is (i) not submitted by Customer within thirty (30) days of the Effective Date of this Agreement, and (ii) not subject to a Requested Service Date within ninety (90) days of the Effective Date.

         (B) For purposes of this Agreement, the appropriate Effective Date as determined below will be filled in by WorldCom where provided above. If Customer has an existing switched services agreement with a member of the WorldCom Group (as defined in Subsection 24(A) of the TSA), the "EFFECTIVE DATE" will be the 1st day of the month following the later of (i) twenty-one (21) days after this Agreement has been fully executed by both parties, or (ii) Customer has received a satisfactory credit review and approval from WorldCom's Credit Department pursuant to Subsection 6(A) of the TSA, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "CREDIT REVIEW"). If Customer does not have an existing switched services agreement with a member of the WorldCom Group, the "EFFECTIVE DATE" will be the date this Agreement has been fully executed by both parties and the Credit Review has been completed.

         (C) At any time during the Service Term, WorldCom agrees that Customer may elect to transition such Services being provided hereunder to other products and services then being offered, provided, Customer's commitments (whether revenue, minute or otherwise), if any, are transferred and applied in full under any new products or services.

2.       CUSTOMER'S MINIMUM REVENUE COMMITMENT:

         (A) Commencing with the first day of the seventh (7th) billing period following the Effective Date (as determined under Section 1 above) and continuing through the end of the Service Term (including any extensions thereto) (the "COMMITMENT PERIOD"), Customer agrees to


                                  Page 1 of 4
                                  CONFIDENTIAL
         maintain, on a take-or-pay basis, Monthly Revenue (as defined in the applicable Rate and Discount Schedule) of at least $500,000 ("CUSTOMER'S MINIMUM REVENUE COMMITMENT").

         (B) Notwithstanding anything to the contrary contained in this Agreement, as soon as Customer's cumulative Monthly Revenue from WorldCom under the terms of this Agreement are equal to at least $36,000,000 ("CUSTOMERS TOTAL COMMITMENT"), Customer may elect to terminate Customer's Minimum Revenue Commitment described in Subsection 2(A) above by providing WorldCom written notice ("CUSTOMER NOTICE"). In such event, commencing with the first day of the first full month following at least thirty (30) days after WorldCom receives the Customer Notice, Customer's Minimum Revenue Commitment shall terminate and will no longer be in force or effect. Provided, the applicable Discounts set forth in the Rate and Discount Schedule will continue to be applicable through the remainder of the Service Term.

         (C) In the event Customer sells all or substantially all of its end users whose traffic is maintained on the WorldCom network and the purchasing entity does not fully assume Customer's Minimum Revenue Commitment, WorldCom agrees to negotiate in good faith with Customer concerning the extension of the Service Term and/or reduction in Customer's Minimum Revenue Commitment, if necessary. It is the express intent of the parties that in such event WorldCom will receive the entire value of Customer's Total Commitment when considered on a present value basis.

3. DEFICIENCY CHARGE: In the event Customer does not maintain Customer's Minimum Revenue Commitment in any month during the Commitment Period (regardless of whether Customer has commenced using any or all of the Switched Services described herein), then for those month(s) only, Customer will pay WorldCom the difference between Customer's Minimum Revenue Commitment and Customer's actual Monthly Revenue (as described in the applicable Rate and Discount Schedule) (the "DEFICIENCY CHARGE"). The Deficiency Charge will be due at the same time payment is due for Service provided to Customer, or immediately in an amount equal to Customer's Minimum Revenue Commitment for the unexpired portion of the Service Term, if WorldCom terminates this Agreement based on Customer's default.

4. REQUIREMENTS: In consideration of the rates and discounts set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, commencing with the Effective Date of this Agreement and continuing until Customer's actual cumulative Monthly Revenue is equal to Customer's Total Commitment, Customer agrees to purchase at least eighty percent (80%) of its telecommunications services requirements (which services are described in this Agreement) from WorldCom under the terms and conditions set forth in this Agreement ("CUSTOMER'S REQUIREMENTS OBLIGATION"). Upon request from WorldCom, Customer agrees to provide WorldCom reasonable documentation evidencing Customer's compliance with this Section 4. Notwithstanding anything to the contrary contained in this Section 4, Customer's Requirements Obligation will not apply with respect to those services which are (i) provisioned and maintained on Customer's own network, (ii) required to be purchased from third parties in order to satisfy requirements under agreements with third parties in effect as of the Effective Date of this Agreement (but only as long as such requirements are in effect), or (iii) Intrastate TERMINATION Services solely within the State of Texas.

5. SPECIAL RATES. Notwithstanding anything to the contrary contained in the Rate and Discount Schedule attached hereto, commencing with the Effective Date and continuing through the end of the Service Term, Customer will receive the special rates (the "SPECIAL RATES") shown in Subparts (i) through (iii) below. The Special Rates will be subject to the discount


                                  Page 2 of 4
                                  CONFIDENTIAL
         percentage, if applicable, set forth in the Rate and Discount Schedule. All other rates will be as set forth in the Rate and Discount Schedule.

                  (i) TERMINATION Service - Customer's Interstate rate for calls within the 48 contiguous United States (excluding calls terminating to a SUPERSAVER LATA) will be $0.0480.

                  (ii) TERMINATION Service - Customer's Interstate rate for calls within the 48 contiguous United States terminating to a SUPERSAVER LATA will be $0.0410.

                  (iii) TOLL FREE ORIGINATION Service - Customer's Interstate rate for calls within the 48 contiguous United States originating from a SUPERSAVER LATA will be $0.0485.

                  (iv) SWITCHED ACCESS Service - Customer's Intrastate rate for 1+ calls within the State of Texas will be $0.1175.

                  (v) DEDICATED ACCESS Service - Customer's Off-Peak rate for calls from the 48 contiguous United States to Mexico (i) for Bands 1, 2 and 3 will be $0.1800, and (ii) for Bands 4, 5, 6, 7 and 8 will be $0.2800.

6.       RATE STABILITY/RIGHT OF FIRST REFUSAL.

         (A) In consideration of Customer's Requirements Obligation and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, notwithstanding anything to the contrary contained in Subsection 5(C) of the TSA, commencing with the Effective Date and continuing for a period of twelve (12) months thereafter, WorldCom agrees to not modify Customer's charges set forth in the Rate and Discount Schedule as modified by Section 5 of this PET.

         (B) Commencing with the thirteenth (13th) month following the Effective Date, in the event Customer receives a bona fide offer (the "OFFER") from AT&T Communications, Inc. or Sprint Communications Company ("THIRD PARTY") to provide Services similar to the services provided hereunder at rates which are at least seven percent (7%) lower than the rates then being offered by WorldCom hereunder, Customer agrees to notify WorldCom in writing of such Offer specifying the type of Service and rate being offered by such Third Party (the "NOTICE"). WorldCom will have ten (10) business days from receipt of such Notice to notify Customer of its election to offer such Service(s) at the rate(s) contained in the Offer. In the event WorldCom elects not to offer such Services at the rates contained in the Offer (or fails to respond to the Offer within such ten-day period), Customer may purchase such Services from the Third Party and the provisions of Section 4 shall not apply. During the Service Term and for a period of six (6) months thereafter, upon WilTel's request, Customer agrees to provide WilTel with reasonable documentation to substantiate the charges paid to such Third Party for Services as described in this Section 6.

7. TOLL FREE NUMBERS. Notwithstanding anything to the contrary contained in Section 9 of the Service Schedule, Customer's Monthly Recurring Charge for every set of three (3) features will be $25.00.


                                  Page 3 of 4
                                  CONFIDENTIAL

         IN WITNESS WHEREOF, the parties have executed these Classic/TRANSCEND-TM- Switched Services Program Enrollment Terms.

WORLDCOM NETWORK SERVICES, INC.                 LOGIX COMMUNICATIONS
                                                CORPORATION

By:    Jim Foran                                By:  William Hoffman
   ---------------------------                    ----------------------------
            (Signature)                                     (Signature)

       Jim Foran                                     William Hoffman
------------------------------                  ------------------------------
            (Print Name)                                    (Print Name)

       Regional Sales Director                       Vice President
------------------------------                  ------------------------------
              (Title)                                         (Title)


                                  Page 4 of 4
                                  CONFIDENTIAL

                         WORLDCOM NETWORK SERVICES, INC.

                     CLASSIC/TRANSCEND-TM- SWITCHED SERVICES

                                SERVICE SCHEDULE

         This Service Schedule is made by and between WorldCom Network Services, Inc. ("WORLDCOM") and Logix Communications Corporation ("CUSTOMER") and is a part of their Telecommunication Services Agreement for Switched Services. Neither Customer nor WorldCom shall be obligated with respect to the Switched Services described below, nor any other condition of such Switched Services until Customer has submitted and WorldCom has accepted a Service Request with respect to the particular Switched Service. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the applicable Rate and Discount Schedule.

1. SWITCHED SERVICES: During the Service Term of the Agreement, WorldCom will provide the following Switched Services (all as more particularly described herein), (i) to and from the locations below, and (ii) for the charges and applicable discounts set forth in the applicable Rate and Discount Schedule attached herewith:

         (a) "TERMINATION Service" which is WorldCom's termination of calls received from Customer's Service Interconnection(s).

         (b) "TOLL FREE ORIGINATION Service" which is the origination of Toll Free calls by WorldCom and the termination of such calls to Customer's Service Interconnection(s).

         (c) "SWITCHED ACCESS Service" which is the origination (via individual telephone access lines) and termination of calls solely over facilities comprising the WorldCom network.

         (d) "DEDICATED ACCESS Service" which is the origination and termination of calls solely over facilities comprising the WorldCom network which origination or termination is via dedicated access lines.

         (e) "TRAVEL CARD Service" which is the origination (via Travel Card Toll Free number access) and termination of calls solely over facilities comprising the WorldCom network.

2.       SERVICE INTERCONNECTIONS:

         (a) In order to utilize (i) TERMINATION Service and TOLL FREE ORIGINATION Service, one or more full time dedicated connections between Customer's network and the WorldCom network at one or more WorldCom designated locations ("WORLDCOM POP") must be established ("CARRIER SERVICE INTERCONNECTIONS"), and (ii) DEDICATED ACCESS Service, one or more full time dedicated connections between an End User's private branch exchange ("PBX") or other customer premise equipment and the WorldCom network at one or more WorldCom POP(s) must be established ("DEDICATED SERVICE INTERCONNECTIONS"). Each Carrier Service Interconnection and Dedicated Service


                                   Page 1 of 8
                                  CONFIDENTIAL

         Interconnection shall be comprised of one or more dedicated access circuits, as the case may be. Carrier Service Interconnections and Dedicated Service Interconnections are collectively referred to as "SERVICE INTERCONNECTIONS".

         (b) The circuit(s) comprising each Service Interconnection to a WorldCom POP shall be requested by Customer on the appropriate WorldCom Service Request. Each Service Request will describe (among other things) the WorldCom POP to which a Service Interconnection is to be established, the Requested Service Date therefor, the type and quantity of circuits comprising the Service Interconnection and any charges and other information relevant thereto, such as, Customer's terminating or originating switch location, as the case may be. Such additional information may be obtained from Customer or gathered by WorldCom and recorded in Technical Information Sheets provided by WorldCom.

         (c) Once ordered, and unless otherwise provided for in this TSA, Service Interconnections or the circuits comprising each Service Interconnection may only be canceled by Customer upon not less than thirty (30) days prior written notice to WorldCom.

         (d) With respect to a Carrier Service Interconnection, absent the automatic number identification ("ANI") of the calling party, Customer shall provide WorldCom with a written certification (the "CERTIFICATION") of the percentage of interstate (including international) and intrastate minutes of use relevant to the minutes of traffic to be terminated in the same state in which the WorldCom POP is located to which the Carrier Service Interconnection is made. This Certification shall be provided by Customer prior to Start of Service for any Carrier Service Interconnection and may be modified from time to time by Customer and subject to recertification upon the request of WorldCom which requests shall not be made unilaterally by WorldCom more than once each calendar quarter. Any such modification(s) or Certification(s) shall be effective as of the first day of any calendar month and following at least forty-five (45) days notice from Customer. In the event Customer fails to make such Certification, the relevant minutes of use will be deemed to be subject to the Intrastate Rates described in the applicable Rate and Discount Schedule. In the event WorldCom or any other third party requires an audit of WorldCom's interstate/intrastate minutes of traffic, Customer agrees to cooperate in such audit at its expense and make its call detail records, billing systems and other necessary information reasonably available to WorldCom or any third party solely for the purpose of verifying Customer's interstate/intrastate minutes of traffic. Customer agrees to indemnify WorldCom for any liability WorldCom incurs in the event Customer's Certification is different than that determined by the audit.

         (e) With respect to Carrier Service Interconnections, Customer shall be solely responsible for establishing and maintaining each Carrier Service Interconnection over facilities subject to WorldCom's approval. With respect to Dedicated Service Interconnections, WorldCom will provision and maintain local access facilities between the End User location (i.e., PBX) and the WorldCom POP, subject to any LEC charges plus other applicable terms and charges set forth in WorldCom's F.C.C. Tariff No. 5, however, Customer may elect to be responsible for establishing each Dedicated Service Interconnection over facilities subject to WorldCom's approval. Service Interconnections shall only be comprised of DS-1 facilities unless otherwise provided for in the Service Request and agreed to in writing by WorldCom. If a Service Interconnection is proposed to be made via a local exchange carrier, WorldCom will have the authority to direct Customer to utilize WorldCom's entrance facilities or local serving arrangement ("LSA") with the


                                   Page 2 of 8
                                  CONFIDENTIAL
         relevant local telephone operating company, and Customer will be subject to a non-discriminatory charge therefor from WorldCom. The monthly recurring charge relevant to Customer's use of LSA capacity shall be subject to upward adjustment by WorldCom from time to time which adjustment, if any, shall not exceed the rate that otherwise would be charged for the equivalent switched access capacity between the same points by the relevant local telephone operating company pursuant to its published charges for the type of service in question.

         (f) If other private line interexchange facilities are necessary to establish a Service Interconnection, and such facilities are requested from WorldCom, such facilities will be provided on an individual case basis.

         (g) Commencing with the second full calendar month following Start of Service for each circuit comprising a Service Interconnection (i.e., both Carrier Service Interconnections and Dedicated Service Interconnections) and thereafter, Customer will maintain Switched Services measured usage charges per DS-1 (or DS-1 equivalent circuit) of not less than $1,500 per calendar month/billing period ("MINIMUM MONTHLY USAGE"). In the event Customer fails to obtain the required Minimum Monthly Usage for the circuits comprising each Service Interconnection, WorldCom will charge and Customer will pay the difference between the number of DS-1s times the Minimum Monthly Usage (i.e., $1,500) and Customer's total Switched Services measured usage charges for the circuit(s) comprising the Service Interconnection in question ("MINIMUM USAGE CHARGE"). WorldCom TERMINATION Service and TOLL FREE ORIGINATION Service minutes carried over the same Service Interconnection, if any, shall be included in determining if Customer has met the Minimum Monthly Usage requirement.

                  Example: Assume Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at WorldCom POP A is $3,500, Customer's actual Switched Services measured usage charges for 2 DS-1s comprising a Carrier Service Interconnection at WorldCom POP B is $4,500, and Customer's End User's actual Switched Services measured usage charges for 1 DS-1 comprising a Dedicated Service Interconnection at WorldCom POP C is $600. Customer would not be subject to a Minimum Usage Charge since Customer's actual Minimum Monthly Usage is $8,600 which exceeds Customer's Minimum Monthly Usage of $7,500 [5 x $1,500].

         (h) DS-1 circuits comprising all Service Interconnections will be subject to a nonrecurring $400 per DS-1 switch port installation charge, and DS-3 circuits comprising all Service Interconnections will be subject to a nonrecurring per DS-3 switch port installation charge as determined on an individual case basis.

3. FORECASTS: Before Customer's initial order for Switched Services, Customer shall provide WorldCom with a forecast regarding the number of minutes expected to be terminated or originated in various LATAs and/or Tandems, so as to enable WorldCom to configure optimum network arrangements. IN THE EVENT CUSTOMER'S SWITCHED SERVICE TRAFFIC VOLUMES RESULT IN A LOWER THAN INDUSTRY STANDARD COMPLETION RATE OR OTHERWISE ADVERSELY AFFECT THE WORLDCOM NETWORK, WORLDCOM RESERVES THE RIGHT TO BLOCK THE SOURCE OF SUCH ADVERSE TRAFFIC AT ANY TIME. Customer will provide WorldCom with additional forecasts from time to time upon WorldCom's request which shall not be more frequent than once every three (3) months.


                                   Page 3 of 8
                                  CONFIDENTIAL

4. START OF SERVICE: Start of Service for the various Switched Services will occur as described below:

-------------------------------------------------------------------------------
         SERVICE                                     START OF SERVICE
-------------------------------------------------------------------------------
TERMINATION Service                       Concurrently with the activation of
                                          each circuit comprising Carrier
                                          Service Interconnections relevant to
                                          TERMINATION Service
-------------------------------------------------------------------------------
TOLL FREE ORIGINATION                     Concurrently with the activation of
Service                                   each circuit comprising Carrier
                                          Service Interconnections relevant to
                                          TOLL FREE ORIGINATION Service
-------------------------------------------------------------------------------
SWITCHED ACCESS                           ANI by ANI basis concurrently with
Service                                   the activation of each ANI to be
                                          served, and a TOLL FREE Number by
                                          TOLL FREE Number basis
                                          concurrently with activation of
                                          each TOLL FREE Number
-------------------------------------------------------------------------------
DEDICATED ACCESS                          Concurrently with the activation of
Service                                   each circuit comprising Dedicated
                                          Service Interconnections
-------------------------------------------------------------------------------
TRAVEL CARD Service                       Code by Code basis concurrently with
                                          the activation of each Code
-------------------------------------------------------------------------------


5.       LIMITATION OF ORIGINATION OR TERMINATION LOCATIONS:

------------------------------------------------------------------------------------------------------
    SWITCHED SERVICE                        ORIGINATION FROM                        TERMINATION TO
------------------------------------------------------------------------------------------------------
TERMINATION Service                     Any WorldCom POP                        Any direct dialable
                                                                                location worldwide
------------------------------------------------------------------------------------------------------
TOLL FREE                               Locations in the 48                     Any Customer
ORIGINATION Service                     contiguous United                       designated Carrier
                                        States, Hawaii,                         Service
                                        Alaska, the US                          Interconnection
                                        Virgin Islands,
                                        Puerto Rico and
                                        Canada
------------------------------------------------------------------------------------------------------
SWITCHED ACCESS                         All equal access                        Any direct dialable
(1+) Service                            exchanges in the 48                     location worldwide
                                        contiguous United
                                        States (except in
                                        LATA 921-Fishers
                                        Island, New York)
                                        and Hawaii
------------------------------------------------------------------------------------------------------
SWITCHED ACCESS                         Locations in the 48                     Locations in the 48
(Toll Free) Service                     contiguous United                       contiguous United
                                        States, Hawaii,                         States and Hawaii
                                        Alaska, the US
                                        Virgin Islands,
                                        Puerto Rico
------------------------------------------------------------------------------------------------------
DEDICATED ACCESS                        Locations in the 48                     Any direct dialable
(1+) Service                            contiguous United                       location worldwide
                                        States
------------------------------------------------------------------------------------------------------
DEDICATED ACCESS                        Locations in the 48                     Any Customer
(Toll Free) Service                     contiguous United                       designated
                                        States, Hawaii,                         Dedicated Service
                                        Alaska, the US                          Interconnection
                                        Virgin Islands,
                                        Puerto Rico
------------------------------------------------------------------------------------------------------
BASIC TRAVEL CARD                       Locations in the 48                     Locations in the 48
Service                                 contiguous United                       contiguous United
                                        States                                  States, Hawaii,
                                                                                Alaska, the US
                                                                                Virgin Islands,
                                                                                Puerto Rico and
                                                                                Canada
------------------------------------------------------------------------------------------------------
BASIC TRAVEL CARD                       Locations in                            Locations in the 48
Services                                Hawaii, Alaska, the                     contiguous United
                                        US Virgin Islands,                      States
                                        Puerto Rico and
                                        Canada
------------------------------------------------------------------------------------------------------
BASIC TRAVEL CARD                       Select                                  Locations in the 48
Service                                 International                           contiguous United
                                        locations.                              States
------------------------------------------------------------------------------------------------------
TRAVEL CARD Service                     SEE Schedule 6 to                       SEE Schedule 6 to
- Enhanced Features                     the applicable Rate                     the applicable Rate
                                        and Discount                            and Discount
                                        Schedule.                               Schedule.
------------------------------------------------------------------------------------------------------

6.       BILLING INCREMENTS:

         (A) Classic Service - (i) all calls (excluding California IntraLATA and California intrastate calls and calls to International Locations, Canada and Mexico) will be billed in


                                   Page 4 of 8
                                  CONFIDENTIAL
         six (6) second increments and subject to a six (6) second minimum charge, (ii) California IntraLATA and California intrastate calls will be billed in six (6) second increments and subject to an eighteen (18) second minimum, and (ii) calls to International Locations, Canada and Mexico will be billed in six (6) second increments and subject to a thirty (30) second minimum charge.

         (B) TRANSCEND-TM- Service - (i) all calls (excluding calls to International Locations, Canada and Mexico and calls from Canada) will be billed in six (6) second increments and subject to a six (6) second minimum charge, and (iii) calls to International Locations, Canada and Mexico and calls from Canada will be billed in six (6) second increments and subject to a thirty (30) second minimum charge.

         (C) All calls will be billed (i) utilizing Hardware Answer Supervision where available and with respect to TOLL FREE Services, commencing with Customer's switch wink or answer back. If Customer is found to be non-compliant in passing back appropriate answer supervision, i.e., answer back, WorldCom reserves the right to suspend TOLL FREE Service or deny requests by Customer for additional Service until appropriate compliance is established.

7. CDR MEDIA: WorldCom will provide Call Detail Records (CDRs) for WorldCom's Switched Services in machine readable form in one of several magnetic tape formats (selected by Customer on Customer's Service Request) ("CDR MEDIA"). CDR Media provided under this Section (i) monthly is provided at no charge, (ii) weekly is subject to a recurring monthly charge of $150, and (iii) daily is subject to the applicable non-recurring Installation Charge as described below (plus all leased-line and equipment costs necessary to implement Daily CDR Media which will be determined on an individual case basis depending on Customer's specific configuration).

---------------------------------------------------------------------------------------
                    TYPE               TOTAL CONTRACT                 NON-RECURRING
                                            VALUE                  INSTALLATION CHARGE
---------------------------------------------------------------------------------------
Daily CDR Media-                       < $1,000,000                      $1,000
Customer provided                        $1,000,000+                     $1,000
hardware and software
---------------------------------------------------------------------------------------
Daily CDR Media-PC                     < $1,000,000                      $5,000
Solution                                 $1,000,000+                     $2,500
---------------------------------------------------------------------------------------
Sub-Daily CDR Media-                   < $1,000,000                      $1,000
Customer provided                        $1,000,000+                     $1,000
hardware and software
---------------------------------------------------------------------------------------
Sub-Daily CDR Media-PC                 < $1,000,000                      $5,000
Solution                                 $1,000,000+                     $2,500
---------------------------------------------------------------------------------------

8.       TOLL FREE NUMBERS:

         (a) TOLL FREE numbers will be issued to Customer (i.e., issuance equates to activation or reservation, whichever occurs first) on a random basis. Customer requests for specific numbers will be considered by WorldCom, and if provided, will be subject to additional charges as set forth below and WorldCom's then current reservation policy which shall also apply to any randomly selected and reserved TOLL FREE number. At any time preceding three (3) months from the scheduled expiration of the Service Term, Customer may only reserve TOLL FREE numbers in an amount equal to the greater of (i) 50, or (ii) fifteen percent (15%) of the total number of TOLL FREE numbers activated by WorldCom for Customer. Customer requests for TOLL FREE numbers inconsistent with the above stated conditions may be considered by


                                   Page 5 of 8
                                  CONFIDENTIAL

         WorldCom on an individual case basis. TOLL FREE numbers reserved for Customer will be activated upon Customer's request, however, with respect to TRANSCEND-TM- Service, WorldCom may charge Customer an SMS Storage fee for each TOLL FREE number.

         (b) Customer Request for Specific Numbers - $25 per individual TOLL FREE number.

         (c) Customer specifically agrees that regardless of the method in which a TOLL FREE number is reserved for or otherwise assigned to Customer, that Customer will not seek any remedy from WorldCom under a theory of detrimental reliance or otherwise that such TOLL FREE number(s) are found not to be available for Customer's use until such TOLL FREE number is put in service for the benefit of Customer, and that such TOLL FREE number(s) shall not be sold, bartered, brokered or otherwise released by Customer for a fee ("TOLL FREE NUMBER TRAFFICKING"). Any attempt by Customer to engage in TOLL FREE Number Trafficking shall be grounds for reclamation by WorldCom for reassignment of the TOLL FREE number(s) reserved for or assigned to Customer.

9. ENHANCED TOLL FREE SERVICES: The following TOLL FREE identification services and routing options (collectively, "ENHANCED TOLL FREE SERVICES") are available from WorldCom:

         IDENTIFICATION SERVICES:

         i. Dialed Number Identification Service - identification of specific TOLL FREE number dialed.

         ii. Real-Time ANI - receipt of telephone number of calling party.

         TOLL FREE ROUTING OPTIONS:

         i. Message Referral - recording (up to six (6) months) that informs callers that the TOLL FREE number has been disconnected or refers callers to new number.

         ii. Call Area Selection - selection or blockage of locations from which TOLL FREE numbers can be received (i.e., State, NPA, LATA or NXX level).

         iii. Call Distributor Routing - distribution of TOLL FREE traffic evenly over dedicated access lines in a trunk group (e.g., ascending, descending, most idle, least idle).

         iv. Route Completion (Overflow) - overflow of TOLL FREE dedicated access traffic only to up to five (5) pre-defined alternate routing groups (e.g., dedicated access, WATs access lines or switched access lines).

         v. Geographic Routing - termination of calls to a single TOLL FREE number from two or more originating routing groups to different locations.


                                   Page 6 of 8
                                  CONFIDENTIAL

         vi. Time-of-Day Routing - routing of calls to single TOLL FREE number based on time of day (up to forty-eight (48) time slots of 15-minute increments in a 24-hour period).

         vii. Day-of-Week Routing - routing of calls to single TOLL FREE number based on each day of the week.

         viii. Day-of-Year Routing - routing of calls to single TOLL FREE number based on up to fifteen (15) customer-specified holidays.

         ix. Percent Allocation Routing - routing of calls for each originating routing group to two (2) or more terminating locations based on customer-specified percentage.

         Customer will receive the Identification Services described above at no charge. The minutes of use rates for TOLL FREE Routing Options described above (in addition to the TOLL FREE Routing Option Feature Charges described below) will be the same rates for SWITCHED ACCESS Service (TOLL FREE) and DEDICATED ACCESS Service (TOLL FREE), whichever is applicable, as described in the applicable Rate and Discount Schedule excluding Route Completion (Overflow). If Customer selects Route Completion (Overflow) and Customer's traffic overflows from DEDICATED ACCESS Service (TOLL FREE) to SWITCHED ACCESS Service (TOLL
         FREE), Customer's minute of use rate will be the rate associated with SWITCHED ACCESS Service (TOLL FREE). The TOLL FREE Routing Option Feature Charges are as follows:

         INSTALLATION CHARGE: $50.00 PER feature; maximum of $250.00 per TOLL FREE number,

         CHANGE ORDER CHARGE: $50.00 PER feature; maximum of $250.00 per TOLL FREE number.

         MONTHLY RECURRING CHARGE: $25.00 PER feature; maximum of
         $150.00 per TOLL FREE number.

         EXPEDITE CHARGE: $500.00 (i.e., outside normal interval time of four (4) business days).

         Note: More than ten (10) points of termination for a single feature will be treated as two (2) features. Further, every additional ten (10) points of termination will be treated as a separate feature.

10. RESPORG SERVICES: Responsible Organization Services (relevant to TOLL FREE Numbers) if provided by WorldCom will be provided by WorldCom pursuant to WorldCom's F.C.C. Tariff No. 5.

11. AUTHORIZATION CODES FOR TRAVEL CARD SERVICE: WorldCom will supply Customer with authorization codes ("Codes") containing nine (9) or fourteen (14) digits for use with a corresponding TOLL FREE Service number for origination and termination of TRAVEL CARD Service calls. The Codes may be obtained by Customer in blocks of ten (10) not to exceed a total of 1000 Codes at any one time. WorldCom reserves the right to deny access to any Code at any time.


                                   Page 7 of 8
                                  CONFIDENTIAL

12. INBOUND PORTION OF TRAVEL CARD SERVICE CALL: The inbound service portion of a TRAVEL CARD Service call (i.e., the TOLL FREE Service) must be provided by WorldCom.

13. ACCOUNTING CODES: For every billed telephone number (BTN) requested by Customer, whether verified or non-verified, Customer shall pay a monthly recurring charge of $15.

14. PAY PHONE SURCHARGE: In the event WorldCom is required to compensate payphone service providers (PSPs) for toll-free or access code calls which originate from payphones (including without limitation, any Order adopted by the FCC) ("Payphone Surcharge"), WorldCom will charge and Customer agrees to pay WorldCom the amount of the Payphone Surcharge which is required to be paid by WorldCom.

15. RBOC TERMINATION/ORIGINATION: With respect to Classic Switched Services, following Start of Service for TERMINATION SERVICE, TOLL FREE ORIGINATION Service and/or DEDICATED ACCESS Service, Customer will maintain at least 80% of the minutes of traffic (during any calendar month or pro rata portion thereof) comprising Customer's TERMINATION Service, TOLL FREE ORIGINATION Service and DEDICATED ACCESS Service for termination or origination in a Tandem owned and operated by a Regional Bell Operating Company ("RBOC Terminations/Originations") and subject to such RBOC's tariffed access charges. WorldCom shall have the right to apply a ($.015) per minute surcharge to the number of minutes by which Non-RBOC Terminations/Originations exceed 20% of total monthly TERMINATION Service, TOLL FREE ORIGINATION Service and DEDICATED ACCESS Service minutes.

16. PRESUBSCRIBED INTEREXCHANGE CARRIER CHARGE (PICC): With respect to Classic Switched Services, WorldCom Will charge Customer for any LEC-assessed presubscribed interexchange carrier charge ("PICC Charge") which PICC Charge will be reasonably determined by WorldCom as of a date certain each month (the "PICC Charge Determination Date") but only if WorldCom is directly billed by the LEC for such PICC Charge. Customer's PICC Charge will be determined as of the PICC Charge Determination Date and will be based on the same criteria for which WorldCom is assessed such charge by the LEC (e.g., number and type of Customer's End Users (i.e., residential or business) as well as the type of line associated with each such End User (i.e., single line, secondary line or multi-line). This
Section 16 will be deemed to include any other similar additional charges assessed by a LEC after the date of this Agreement. (i.e., charges for which WorldCom is not currently being assessed).

         IN WITNESS WHEREOF, Customer has initialed this CLASSIC/TRANSCEND-TM-SWITCHED SERVICES Service Schedule on the date first written above.

LOGIX COMMUNICATIONS CORPORATION


Customer's Initials [ILLEGIBLE]
                   ---------


                                   Page 8 of 8
                                  CONFIDENTIAL

                         WORLDCOM NETWORK SERVICES, INC.

                            CLASSIC SWITCHED SERVICES

                           RATE AND DISCOUNT SCHEDULE

         This Rate and Discount Schedule is made by and between WorldCom Network Services, Inc. ("WorldCom") and Logix Communications Corporation ("Customer") and is a part of their TeleCommunications Services Agreement for Switched Services. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA, the PET or the Service Schedule. NOTE: ANY MODIFICATIONS, ADDITIONS OR DELETIONS FROM THIS RATE AND DISCOUNT SCHEDULE WILL NOT BE EFFECTIVE UNLESS SPECIFICALLY SET FORTH IN THE PET.

                                    I. RATES

(A)      TERMINATION Service

--------------------------------------------------------------------------------
           JURISDICTION                            RATE PER MINUTE
--------------------------------------------------------------------------------
INTERSTATE
- Within the 48 contiguous United                 $0.0550 Day/Nonday
  States (excluding termination to
SUPERSAVER LATAs)
- Within the 48 Contiguous                        $0.0450 Day/Nonday
  United States (termination to
  SUPERSAVER LATAs on Schedule 1
--------------------------------------------------------------------------------
INTERSTATE Extended
- 48 contiguous United States to                  $0.1108 Day/$0.0887 Nonday
  Hawaii
- 48 contiguous United States to                  $0.1120 Day/$0.0950 Nonday
  Alaska, Puerto Rico and US
  Virgin Islands
--------------------------------------------------------------------------------
INTRASTATE TRIANGLE                               SEE Schedule 2 (DEDICATED
                                                  ACCESS Service Rates)
--------------------------------------------------------------------------------
INTERNATIONAL TRIANGLE

- 48 Contiguous United States to                  SEE Schedule 5*
  International locations
  (excluding Canada and Mexico)
- 48 contiguous United States to                  SEE Schedule 3
  Canada
- 48 contiguous United States to                  SEE Schedule 3
  Mexico
--------------------------------------------------------------------------------

TRIANGLE NOT SUBJECT TO DISCOUNT.
* Based on Customer's Minimum Revenue Commitment described in Section 2 of the PET rounded down to the nearest level.

(B)      TOLL FREE ORIGINATION Service

             JURISDICTION                                             RATE PER MINUTE
----------------------------------------------------------------------------------------------
INTERSTATE
----------------------------------------------------------------------------------------------
- Within the 48 contiguous United                               $0.0550 Day/Nonday
  States (excluding origination to
  SUPERSAVER LATAs)
- Within the 48 Contiguous                                      $0.0500 Day/Nonday
  United States (origination from
SUPERSAVER LATAs on Schedule 1
----------------------------------------------------------------------------------------------
INTERSTATE Extended
- Hawaii to 48 contiguous United  States                        $0.1279 Day/$0.1110 Nonday
- Alaska to 48 contiguous United  States                        $0.2457 Day/$0.2379 Nonday
- Puerto Rico to 48 contiguous  United States                   $0.1500 Day/$0.1465 Noday
- US Virgin Islands to 48 contiguous United States              $0.1899 Day/$0.1821 Noday
----------------------------------------------------------------------------------------------


                                   Page 1 of 5
                                  CONFIDENTIAL

----------------------------------------------------------------------------------------------
INTRASTATE TRIANGLE                                             SEE Schedule 2 (DEDICATED
                                                                ACCESS Service Rates)
----------------------------------------------------------------------------------------------
INTERNATIONAL TRIANLGE
- Canada to 48 Contiguous United                                SEE Schedule 3 (DEDICATED
States                                                          ACCESS Service Rates)
----------------------------------------------------------------------------------------------

TRIANGLE NOT SUBJECT TO DISCOUNT.

(C)      SWITCHED ACCESS Service

----------------------------------------------------------------------------------------------
               JURISDICTION                                       RATE PER MINUTE
----------------------------------------------------------------------------------------------
INTERSTATE (1+ and TOLL FREE)
- Within the 48 contiguous United                               $0.0850 Day/Nonday
States
----------------------------------------------------------------------------------------------
INTERSTATE (1+) Extended
- 48 contiguous United States to                                $0.1470 Day/$0.1219 Nonday
  Hawaii
- 48 contiguous United States to                                $0.1470 Day/$0.1300 Nonday
  Alaska, Puerto Rico and US
Virgin Islands
- Hawaii to 48 contiguous United                                $0.1550 Day/$0.1470 Nonday
  States
- Hawaii to Alaska, Puerto Rico                                 $0.1751 Day/$0.1581 Nonday
  and US Virgin Islands
----------------------------------------------------------------------------------------------
INTERSTATE (TOLL FREE) Extended TRIANGLE
- Hawaii to 48 contiguous United                                $0.1550 Day/$0.1470 Nonday
  States
- Alaska to 48 contiguous United                                $0.2728 Day/$0.2651 Nonday
  States
- Puerto Rico to 48 contiguous                                  $0.1830 Day/$0.1783 Nonday
  United States
- US Virgin Islands to 48                                       $0.2170 Day/$0.2093 Nonday
  contiguous United States
----------------------------------------------------------------------------------------------
INTRASTATE (1+ and TOLL FREE) TRIANGLE                          SEE Schedule 2
----------------------------------------------------------------------------------------------
INTERNATIONAL TRIANGLE
- 48 Contiguous United States to                                SEE Schedule 4*
  International locations
  (excluding Canada and Mexico)
- 48 contiguous United States to                                SEE Schedule 3
  Canada
- 48 contiguous United States to                                SEE Schedule 3
  Mexico
- Hawaii to certain International                               SEE Schedule 7
  locations
- Hawaii to Canada                                              SEE Schedule 3
- Hawaii to Mexico                                              SEE Schedule 3

TRIANGLE NOT SUBJECT TO DISCOUNT.

* Based on Customer's Minimum Revenue Commitment described in Section 2 of the PET rounded down to the nearest level.

(D)      DEDICATED ACCESS Service

----------------------------------------------------------------------------------------------
                           JURISDICTION                                             RATE PER MINUTE
----------------------------------------------------------------------------------------------
INTERSTATE (1+)
- Within the 48 contiguous United                               $0.0550 Day/Nonday
  States (excluding termination to
  SUPERSAVER LATAs)
- Within the 48 contiguous United                               $0.0450 Day/Nonday
  States (termination to
  SUPERSAVER LATAs on Schedule 1
----------------------------------------------------------------------------------------------
INTERSTATE (TOLL FREE)
- Within the 48 contiguous United                               $0.0550 Day/Nonday
  States (excluding termination
  from SUPERSAVER LATAs)
- Within the 48 contiguous United
  States (termination from                                      $0.0500 Day/Nonday
  SUPERSAVER LATAs on Schedule 1
----------------------------------------------------------------------------------------------
INTERSTATE (1+) Extended
- 48 contiguous United States to                                $0.1108 Day/$0.0887 Nonday
  Hawaii
- 48 contiguous United States to                                $0.1120 Day/$0.0950 Nonday
  Alaska, Puerto Rico and US
  Virgin Islands
----------------------------------------------------------------------------------------------


                                   Page 2 of 5
                                  CONFIDENTIAL

----------------------------------------------------------------------------------------------
INTERSTATE (TOLL FREE) Extended*
- Hawaii to 48 contiguous United                                $0.1279 Day/$0.1110 Nonday
  States
- Alaska to 48 contiguous United                                $0.2457 Day/$0.2379 Nonday
  States
- Puerto Rico to 48 contiguous                                  $0.1500 Day/$0.1465 Nonday
  United States
- US Virgin Islands to 48                                       $0.1899 Day/$0.1821 Nonday
  contiguous United States
----------------------------------------------------------------------------------------------
INTRASTATE (1+ and TOLL FREE)*                                  SEE Schedule 2
----------------------------------------------------------------------------------------------
INTERNATIONAL*
- 48 contiguous United States to                                SEE Schedule 5*
  International locations
  (excluding Canada and Mexico)
- 48 contiguous United States to                                SEE Schedule 3
  Canada
- 48 contiguous United States to                                SEE Schedule 3
  Mexico
----------------------------------------------------------------------------------------------

TRIANGLE NOT SUBJECT TO DISCOUNT.

* Based on Customer's Minimum Revenue Commitment described in Section 2 of the PET rounded down to the nearest level.

(E)      TRAVEL CARD Service

----------------------------------------------------------------------------------------------
                         JURISDICTION                                             RATE PER MINUTE
----------------------------------------------------------------------------------------------
BASIC INTERSTATE
- Within the 48 contiguous United                               $0.1200 Day/Nonday
  States
----------------------------------------------------------------------------------------------
BASIC INTERSTATE Extended
- 48 contiguous United States to                                $0.1450 Day/Nonday
  Alaska, Hawaii, Puerto Rico and
  US Virgin Islands
- Hawaii to 48 contiguous United                                $0.1550 Day/$0.1470 Nonday
  States
- Alaska to 48 contiguous United                                $0.2728 Day/$0.2651 Nonday
  States
- Puerto Rico to 48 contiguous                                  $0.1830 Day/$0.1783 Nonday
United States
- US  Virgin Islands to 48                                      $0.2170 Day/$0.2093 Nonday
  contiguous United States
----------------------------------------------------------------------------------------------
BASIC INTRASTATE*                                               SEE Schedule 2 (SWITCHED
                                                                ACCESS Service Rates)

----------------------------------------------------------------------------------------------
BASIC INTERNATIONAL TRIANGLE
- 48 contiguous United States to                                SEE Schedule 4* (SWITCHED
  International locations                                       ACCESS Service Rates)
  (excluding Canada and Mexico)
- 48 contiguous United States to                                $0.1300 Day/Nonday
  Canada
- 48 contiguous United States to                                SEE Schedule 3 (SWITCHED
  Mexico                                                        ACCESS Service
- Canada to 48 Contiguous United                                Rates)$0.2450 Day/Nonday
  States
----------------------------------------------------------------------------------------------
ENHANCED                                                        SEE Schedule 6
----------------------------------------------------------------------------------------------

TRIANGLE NOT SUBJECT TO DISCOUNT.

* Based on Customer's Minimum Revenue Commitment described in Section 2 of the PET rounded down to the nearest level.

(F)      Directory Assistance

         (i)      Interstate Rate Per Call [NOT SUBJECT TO DISCOUNT]:
                  $0.50.

         (ii)     Intrastate Rate Per Call [NOT SUBJECT TO DISCOUNT]: $0.60.

                                  II. DISCOUNTS


                                   Page 3 of 5
                                  CONFIDENTIAL

(A) For purposes of this Agreement, Customer's "Monthly Revenue" will be Comprised of (i) Customer's gross measured and per call Switched Service charges (i.e., Directory Assistance and both Domestic and International) which shall include Customer's measured usage Charges for International Toll Free Service
(ITFS) and Universal International Free Phone Number Service (UIFN) from WorldCom (ii) the PICC Charge described in Section 16 of the Service Schedule (if billed directly to WorldCom by the LEC) (iii) three (3) times Customer's first $300,000 recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WorldCom, two (2) times Customer's second $300,000 recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WorldCom, and Customer's recurring monthly Private Line Interexchange Service charges (i.e., both Domestic and International) from WorldCom in excess of $600,000 and (iv) Monthly Port Charges, Monthly CIR Charges and Monthly NNI Charges, if any, as are specifically described in an agreement for Frame Relay Services between WorldCom and Customer. Customer's Monthly Revenue will not include any pro rata charges, access charges, ancillary or special feature charges, such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WorldCom invoice as monthly recurring private line interexchange service charges or the switched service charges specifically mentioned in this Subsection (A).

(B) Commencing with the Effective Date and continuing through the end of the Service Term (INCLUDING any applicable extensions thereto), Customer's discount percentage (the "Discount") will be fifteen percent (15%).

                          III. APPLICATION OF DISCOUNTS

(A) After determining Customer's applicable Discount percentage under Article II above, the applicable percentage will be applied to Monthly Revenues comprised of Customer's INTERSTATE (including Alaska, Hawaii, the United States Virgin Islands and Puerto Rico unless otherwise noted herein) measured usage charges (which includes 1+ and Toll Free usage unless otherwise noted herein).

(B) During the Service Term, accumulated credits derived from the applicable Discount will be applied in arrears commencing with the first day of the month following the Effective Date, that is, the Discount will be applied to Customer's measured usage charges for the preceding month (the "Discount Period"). The initial Discount Period shall include any partial calendar month following Start of Service, or such other time basis as may be mutually determined by the parties.

(C) Each Discount will result in the application of a credit obtained during the Discount Period to the WorldCom invoice to Customer relevant to the billed measured Switched Service for the calendar month next following the completion of each Discount Period, PROVIDED Customer has paid undisputed charges (including any late fees, if applicable) for that month and has not otherwise been subject to a Suspension Notice in accordance with the TSA. Failure of Customer to comply with the foregoing provision shall entitle WorldCom to withhold any credit due Customer for the Discount Period in question until such charges (including late fees) have been paid in full.

         IN WITNESS WHEREOF, Customer has initialed this CLASSIC SWITCHED SERVICES Rate and Discount Schedule on the date first written above.


                                   Page 4 of 5
                                  CONFIDENTIAL

LOGIX COMMUNICATIONS CORPORATION

Customer's Initials
                    ----------

ATTACHMENTS:

     Schedule 1     SUPERSAVER LATAs
     Schedule 2     Intrastate Rates
     Schedule 3     Canada and Mexico Rates; Canada and Mexico Rates from Hawaii
     Schedule 4     SWITCHED ACCESS Service International Rates
     Schedule 5     DEDICATED ACCESS Service International Rates
     Schedule 6     ENHANCED TRAVEL CARD Service Rates
     Schedule 7     Switched International Rates 1+ from Hawaii


                                   Page 5 of 5
                                  CONFIDENTIAL

                                   Schedule 1

                                WorldCom Classic
                           Interstate SuperSaver LATAs

          City                 LATA                       City                 LATA                      City                LATA

         Boston                 128                   Daytona Beach             456                   Des Moines              632
        New York                132                      Orlando                458                    Davenport              634
     Atlantic Coast             220                       Miami                 460                  Cedar Rapids             635
       Mercerville              222                    Louisville               462                  South Dakota             640
         Newark                 224                      Memphis                468                      Omaha                644
      Philadelphia              228                     Nashville               470                      Idaho                652
       Pittsburgh               234                    Chattanooga              472                     Denver                656
     Washington D.C.            236                     Knoxville               474                      Utah                 660
        Baltimore               238                    Birmingham               476                     Phoenix               666
       Culpeper                 246                    Huntsville               477                     Tucson                668
        Richmond                248                      Mobile                 480                    Portland               672
        Lynchburg               250                      Biloxi                 484                     Seattle               674
         Norfolk                252                    New Orleans              490                      Reno                 720
        Cleveland               320                    Baton Rouge              492                    Las Vegas              721
        Columbus                324                     St. Louis               520                  San Fransisco            722
          Akron                 325                    Springfield              522                      Chico                724
       Evansville               330                    Kansas City              524                   Sacramento              726
      Indianapolis              336                    Little Rock              528                   Los Angeles             730
         Detroit                340                      Wichita                532                    San Diego              732
        Milwaukee               356                   Oklahoma City             536                    Monterey               736
         Chicago                358                       Tulsa                 538                    Stockton               738
       Springfield              374                      El Paso                540                 San Luis Obispo           740
        Charlotte               422                      Dallas                 552                   Connecticut             920
       Greensboro               424                     Longview                554                   Cincinnati              922
       Greenville               430                      Austin                 558                  Fayetteville             949
         Atlanta                438                      Houston                560                      Tampa                952
        Savannah                440                     Beaumont                562                   Tallahasse              953
         Albany                 444                  Corpus Christi             564                  Palm Springs             973
          Macon                 446                    San Antonio              566                    Rochester              974
       Pensacola                448                    Brownsville              568
      Jacksonville              452                    Minneapolis              628

                              WorldCom PROPRIETARY

                   Not for use or disclosure outside WorldCom

                         except under written agreement

                                   SCHEDULE 2

                     WORLDCOM CLASSIC INTRASTATE BASE RATES

                                       Switched                      Dedicated
                                   Peak          Off-Pk          Peak        Off-Pk

ALABAMA                           0.0749          0.0749        0.0460        0.0460
ARIZONA                           0.1171          0.1171        0.0781        0.0669
ARKANSAS                          0.1070          0.0982        0.0610        0.0610
CALIFORNIA*                       0.0500          0.0500        0.0400        0.0400
California Intra-lata*            0.0475          0.0475        0.0350        0.0350
COLORADO                          0.1354          0.1354        0.0809        0.0809
CONNECTICUT                       0.0884          0.0788        0.0605        0.0605
DELAWARE                          0.0699          0.0561        0.0525        0.0525
FLORIDA                           0.1038          0.1038        0.0622        0.0622
GEORGIA                           0.0825          0.0825        0.0555        0.0555
IDAHO                             0.1335          0.1198        0.0896        0.0735
ILLINOIS                          0.0661          0.0661        0.0500        0.0500
INDIANA                           0.0913          0.0835        0.0591        0.0591
IOWA                              0.1092          0.1018        0.0682        0.0560
KANSAS                            0.1221          0.1221        0.0730        0.0610
KENTUCKY                          0.0791          0.0791        0.0548        0.0548
LOUISIANA                         0.0745          0.0745        0.0522        0.0522
MAINE                             0.3170          0.3170        0.1273        0.1018
MARYLAND                          0.0690          0.0690        0.0499        0.0499
MASSACHUSETTS                     0.0750          0.0750        0.0609        0.0497
MICHIGAN                          0.0902          0.0902        0.0612        0.0566
MINNESOTA                         0.0958          0.0958        0.0737        0.0632
MISSISSIPPI                       0.0998          0.0998        0.0732        0.0732
MISSOURI                          0.1235          0.1073        0.0789        0.0646
MONTANA                           0.1183          0.1095        0.0737        0.0617

                                       Switched                    Dedicated
                                    Peak        Off-Pk          Peak        Off-Pk

NEBRASKA                          0.1538        0.1538        0.0811        0.0811
NEVADA                            0.0727        0.0727        0.0525        0.0525
NEW HAMPSHIRE                     0.1049        0.1049        0.0637        0.0540
NEW JERSEY                        0.0732        0.0599        0.0639        0.0522
NEW MEXICO                        0.1378        0.1378        0.0972        0.0869
NEW YORK                          0.0999        0.0942        0.0715        0.0715
NORTH CAROLINA                    0.1114        0.1114        0.0784        0.0784
NORTH DAKOTA                      0.1335        0.1335        0.0716        0.0716
OHIO                              0.0979        0.0830        0.0630        0.0630
OKLAHOMA                          0.0920        0.0920        0.0630        0.0630
OREGON                            0.1036        0.0949        0.0718        0.0586
PENNSYLVANIA                      0.1083        0.0924        0.0694        0.0566
RHODE ISLAND                      0.0713        0.0713        0.0373        0.0299
SOUTH CAROLINA                    0.1063        0.1063        0.0830        0.0710
SOUTH DAKOTA                      0.1023        0.1023        0.0715        0.0646
TENNESSEE                         0.1175        0.1175        0.0803        0.0740
TEXAS                             0.1229        0.1229        0.0830        0.0830
UTAH                              0.0959        0.0959        0.0742        0.0606
VERMONT                           0.1395        0.1395        0.0782        0.0778
VIRGINIA                          0.1067        0.0899        0.0706        0.0616
WASHINGTON                        0.1084        0.1084        0.0721        0.0607
WEST VIRGINIA                     0.1022        0.1022        0.0596        0.0596
WISCONSIN                         0.0981        0.0981        0.0720        0.0651
WYOMING                           0.1338        0.1338        0.0818        0.0818

*Billed on an 18-sec min, 6-sec increments (18/6). Must maintain an average call duration of 1 min for all intralata and intrastate products

Calls are billed in 6 second increments with a 6 second minimum. Rates apply to both Outbound 1+ and Inbound 800 Service.

Dedicated Rates apply to Intrastate Carrier Termination Service and Intrastate 800 Origination Service.

                             WorldCom -- PROPRIETARY

                   Not for Use or disclosure outside WorldCom

                         except under written agreement

                                   Schedule 3



                    WORLDCOM CLASSIC 1+ CANADA / MEXICO RATES

                                                               Switched                 Dedicated
                         Canada Region 1                        0.1150                    0.0850
                         Canada Region 2                        0.1250                    0.0950
                         Canada Region 3                        0.1350                    0.1050

                         Region (1) NPA's - 250,604,807,905,613,519,416,514,819,418
                         Region (2) NPA's - 403,886,889
                         Region (3) NPA's - 306,204,506,709,902

                         Mexico - Band 1                     0.2200                      0.1900
                         Mexico - Band 2                     0.2200                      0.1900
                         Mexico - Band 3                     0.2800                      0.2500
                         Mexico - Band 4                     0.2800                      0.2500
                         Mexico - Band 5                     0.2800                      0.2500
                         Mexico - Band 6                     0.4300                      0.4000
                         Mexico - Band 7                     0.4300                      0.4000
                         Mexico - Band 8                     0.4300                      0.4000


                    WORLDCOM CLASSIC INBOUND 800 FROM CANADA

                                                           Switched                   Dedicated

                         Peak                                0.2450                      0.2200
                         Off-Peak                            0.2450                      0.2200


              WORLDCOM CLASSIC 1+ CANADA / MEXICO RATES FROM HAWAII

                                            Switched                     Dedicated

                         Canada Region 1     0.1450                           N/A
                         Canada Region 2     0.1550                           N/A
                         Canada Region 3     0.1650                           N/A

                         Region 1 NPA's - 250,604,807,905,613,519,416,514,819,418
                         Region (2) NPA's - 403,886,889
                         Region (3) NPA's - 306,204,506,709,902

                         Mexico - Band 1     0.2450                           N/A
                         Mexico - Band 2     0.2450                           N/A
                         Mexico - Band 3     0.3050                           N/A
                         Mexico - Band 4     0.3050                           N/A
                         Mexico - Band 5     0.3050                           N/A
                         Mexico - Band 6     0.4550                           N/A
                         Mexico - Band 7     0.4550                           N/A
                         Mexico - Band 8     0.4550                           N/A

                         Canada and MexiCo are not eligible for discounts.

                         Canada and Mexico calls are billed in 6 second
                            increments with a 30 second minimum.

                             Worldcom - PROPRIETARY

                   Not for use or disclosure outside Worldcom

                         except under written agreement

                                   SCHEDULE 4


                 WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC       CLASSIC         CLASSIC        CLASSIC
                                SWITCHED      SWITCHED       SWITCHED       SWITCHED      SWITCHED        SWITCHED       SWITCHED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
AFGHANISTAN                       1.2426         1.1921         1.1683         1.1411         1.1191         1.0979         1.0767
ALBANIA                           0.4516         0.4351         0.4260         0.4171         0.4083         0.3997         0.3912
ALGERIA                           0.4730         0.4665         0.4460         0.4367         0.4276         0.4186         0.4097
AMERICAN SAMOA                    0.5425         0.5223         0.5115         0.5009         0.4905         0.4802         0.4701
ANDORRA                           0.3193         0.3081         0.3015         0.2950         0.2884         0.2819         0.2753
ANGOLA                            0.7242         0.6968         0.6825         0.6684         0.6546         0.6411         0.6278
ANGUILLA                          0.6509         0.6263         0.6135         0.6008         0.5884         0.5762         0.5641
ANTARCTICA                        0.6664         0.6412         0.6280         0.6151         0.6024         0.5899         0.5776
ANTARCTICA (SCOTT BASE)           0.6664         0.6412         0.6280         0.6151         0.6024         0.5899         0.5776
ANTIGUA (BARBUDA)                 0.4948         0.4764         0.4666         0.4568         0.4473         0.4379         0.4287
ARGENTINA                         0.6065         0.5838         0.5717         0.5599         0.5483         0.5369         0.6257
ARMENIA                           0.8765         0.8429         0.8257         0.8088         0.7922         0.7759         0.7599
ARUBA                             0.4236         0.4082         0.3996         0.3813         0.3830         0.3749         0.3669
ASCENSION ISLAND                  0.8269         0.7953         0.7790         0.7630         0.7474         0.7320         0.7168
AUSTRALIA                         0.2262         0.2126         0.2064         0.1962         0.1908         0.1858         0.1804
AUSTRIA                           0.2851         0.2742         0.2676         0.2611         0.2545         0.2480         0.2414
AZERBAIJAN                        0.8154         0.7820         0.7665         0.7473         0.7331         0.7196         0.7060
BAHAMAS                           0.2690         0.2581         0.2516         0.2450         0.2385         0.2319         0.2254
BAHRAIN                           0.8021         0.7715         0.7557         0.7402         0.7250         0.7100         0.6953
BANGLADESH                        1.2793         1.2273         1.2029         1.1750         1.1523         1.1304         1.1086
BARBADOS                          0.5983         0.5759         0.5640         0.5523         0.5409         0.5296         0.5185
BELARUS                           0.5385         0.5185         0.5077         0.4972         0.4868         0.4766         0.4666
BELGIUM                           0.2405         0.2296         0.2230         0.2165         0.2099         0.2034         0.1968
BELIZE                            0.8135         0.7825         0.7665         0.7607         0.7353         0.7201         0.7053
BENIN                             0.6498         0.6253         0.6124         0.5998         0.5873         0.5751         0.6632
BERMUDA                           0.2639         0.2529         0.2464         0.2399         0.2333         0.2268         0.2202
BHUTAN                            0.9378         0.9017         0.8833         0.8653         0.8476         0.8302         0.8131
BOLIVIA                           0.6635         0.6384         0.6253         0.6124         0.5997         0.5873         0.5750
BOSNIA & HERZEGOVINA              0.5525         0.5319         0.5209         0.5101         0.4994         0.4890         0.4787
BOTSWANA                          0.7959         0.7656         0.7499         0.7345         0.7194         0.7046         0.6900
BRAZIL                            0.4765         0.4590         0.4494         0.4400         0.4308         0.4218         0.4128
BRITISH VIRGIN ISLANDS            0.4390         0.4229         0.4141         0.4054         0.3969         0.3885         0.3802
BRUNEI                            0.4979         0.4795         0.4695         0.4598         0.4501         0.4407         0.4314
BULGARIA                          0.4364         0.4204         0.4117         0.4031         0.3946         0.3862         0.3780
BURKINA FASO                      0.7069         0.6778         0.6644         0.6472         0.6351         0.6235         0.6119

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 1 of 7

                                   SCHEDULE 4


                 WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC       CLASSIC         CLASSIC        CLASSIC
                                SWITCHED      SWITCHED       SWITCHED       SWITCHED      SWITCHED        SWITCHED       SWITCHED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
BURUNDI                           0.9011         0.8665         0.8489         0.8315         0.8144         0.7977         0.7813
CAMBODIA                          0.9285         0.8928         0.8746         0.8568         0.8392         0.8220         0.8050
CAMEROON                          0.8905         0.8564         0.8389         0.8217         0.8049         0.7883         0.7721
CAPE VERDE ISLANDS                0.5214         0.4998         0.4899         0.4762         0.4675         0.4593         0.4509
CAYMAN ISLANDS                    0.4614         0.4444         0.4352         0.4261         0.4171         0.4083         0.3997
CNETRAL AFRICAN REP.              1.1676         1.1224         0.0996         1.0772         1.0552         1.0337         1.0125
CHAD                              1.1970         1.1506         1.1273         1.1043         1.0818         1.0597         1.0381
CHILE                             0.3590         0.3461         0.3388         0.3317         0.3246         0.3177         0.3108
CHINA                             0.9489         0.9124         0.8938         0.8756         0.8576         0.8400         0.8227
CHRISTMAS & COCOS IS.             0.4326         0.4168         0.4081         0.3996         0.3911         0.3829         0.3747
COLOMBIA                          0.6191         0.5958         0.5835         0.5716         0.5596         0.5480         0.5365
COMOROS                           1.1254         1.0819         1.0599         1.0383         1.0171         0.9963         0.9759
CONGO                             0.9825         0.9424         0.9236         0.9013         0.8840         0.8676         0.8510
COOK ISLANDS                      1.2591         1.2102         1.1856         1.1615         1.1379         1.1147         1.0919
COSTA RICA                        0.5614         0.5404         0.5292         0.5183         0.5075         0.4969         0.4865
CROATIA, REPUBLIC OF              0.4244         0.4089         0.4004         0.3920         0.3837         0.3756         0.3676
CUBA                              0.6112         0.5859         0.5743         0.5589         0.5486         0.5388         0.5288
CYPRUS                            0.4784         0.4607         0.4511         0.4417         0.4325         0.4234         0.4144
CZECH REPUBLIC                    0.3676         0.3544         0.3470         0.3396         0.3324         0.3253         0.3183
DENMARK                           0.2146         0.2037         0.1971         0.1906         0.1840         0.1775         0.1709
DIEGO GARCIA                      1.0021         0.9635         0.9439         0.9247         0.9057         0.8872         0.8689
DJIBOUTI                          1.0006         0.9620         0.9424         0.9232         0.9043         0.8858         0.8676
DOMINICA                          0.6010         0.5784         0.5665         0.5548         0.5433         0.5320         0.5208
DOMINICAN REPUBLIC                0.3707         0.3574         0.3499         0.3425         0.3352         0.3281         0.3210
ECUADOR                           0.6615         0.6365         0.6235         0.6106         0.5980         0.5856         0.5734
EGYPT                             0.7927         0.7624         0.7468         0.7315         0.7165         0.7017         0.6872
EL SALVADOR                       0.6147         0.5916         0.5794         0.5675         0.5557         0.5441         0.5328
EQUATORIAL GUINEA                 1.3966         1.3422         1.3150         1.2884         1.2622         1.2365         1.2113
ERIYREA                           1.2842         1.2343         1.2093         1.1847         1.1606         1.1369         1.1137
ESTONIA                           0.3568         0.3440         0.3368         0.3296         0.3226         0.3157         0.3089
ETHIOPIA                          1.1152         1.0721         1.0503         1.0289         1.0079         0.9873         0.9671
FAEROE ISLANDS                    0.3748         0.3613         0.3537         0.3462         0.3389         0.3316         0.3245
FALKLAND ISLANDS                  0.9149         0.8798         0.8619         0.8442         0.8269         0.8099         0.7933
FIJA ISLANDS                      1.0636         1.0226         1.0018         0.9814         0.9613         0.9416         0.9223
FINLAND                           0.2297         0.2188         0.2122         0.2057         0.1991         0.1926         0.1860

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 2 of 7

                                   SCHEDULE 4


                 WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC       CLASSIC         CLASSIC        CLASSIC
                                SWITCHED      SWITCHED       SWITCHED       SWITCHED      SWITCHED        SWITCHED       SWITCHED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE                            0.2131         0.2022         0.1956         0.1891         0.1825         0.1760         0.1694
FRENCH ANTILLES                   0.5025         0.4839         0.4739         0.4640         0.4543         0.4448         0.4354
FRENCH GUIANA                     0.5270         0.5074         0.4969         0.4866         0.4765         0.4665         0.4567
FRENCH POLYNESIA                  0.7616         0.7326         0.7176         0.7029         0.6884         0.6742         0.6602
GABON                             0.9371         0.9011         0.8827         0.8647         0.8470         0.8296         0.8125
GAMBIA                            0.6914         0.6652         0.6515         0.6381         0.6249         0.6120         0.5993
GEORGIA                           0.7861         0.7562         0.7407         0.7255         0.7105         0.6959         0.6815
GERMANY                           0.1997         0.1888         0.1822         0.1757         0.1692         0.1626         0.1561
CHANA                             0.6887         0.6604         0.6473         0.6305         0.6187         0.6075         0.5961
GIBRALTAR                         0.5447         0.5244         0.5136         0.5029         0.4924         0.4821         0.4720
GREECE                            0.4264         0.4108         0.4022         0.3938         0.3855         0.3774         0.3693
GREENLAND                         0.5321         0.5101         0.5000         0.4861         0.4772         0.4688         0.4602
GRENADA                           0.6215         0.5981         0.5858         0.5737         0.5618         0.5501         0.5386
GUADELOUPE                        0.5579         0.5371         0.6260         0.5151         0.5043         0.4938         0.4835
GUAM                              0.2123         0.2014         0.1948         0.1883         0.1817         0.1752         0.1686
GUANTANAMO BAY                    0.7860         0.7560         0.7406         0.7254         0.7104         0.6958         0.6814
GUATEMALA                         0.5659         0.5448         0.5335         0.5225         0.5116         0.5009         0.4904
GUINEA                            0.4750         0.7167         0.7020         0.6875         0.6734         0.6595         0.6458
GUINEA BISBAU                     1.4458         1.3894         1.3613         1.3337         1.3066         1.2800         1.2539
GUYANA                            0.8962         0.8619         0.8443         0.8270         0.8101         0.7934         0.7771
HAITI                             0.7176         0.6904         0.6762         0.6623         0.6486         0.6352         0.6220
HONDURAS                          0.6824         0.6566         0.6431         0.6298         0.6168         0.6040         0.5915
HONG KONG                         0.4845         0.4643         0.4551         0.4421         0.4341         0.4266         0.4189
HUNGARY                           0.3355         0.3236         0.3168         0.3100         0.3034         0.2969         0.2903
ICELAND                           0.3583         0.3454         0.3382         0.3310         0.3240         0.3171         0.3102
INDIA                             0.8181         0.7869         0.7708         0.7550         0.7395         0.7242         0.7093
INDONESIA                         0.7065         0.6798         0.6658         0.6521         0.6386         0.6254         0.6124
IRAN                              1.0196         0.9803         0.9604         0.9408         0.9215         0.9027         0.8841
IRAQ                              1.2888         1.2364         1.2118         1.1837         1.1608         1.1388         1.1168
IRELAND, REPUBLIC OF              0.2895         0.2786         0.2720         0.2665         0.2589         0.2524         0.2459
ISRAEL                            0.5168         0.4976         0.4873         0.4772         0.4672         0.4574         0.4478
ITALY                             0.2602         0.2493         0.2428         0.2362         0.2297         0.2231         0.2166
IVORY COAST                       1.1312         1.0875         1.0653         1.0436         1.0224         1.0015         0.9809
JAMAICA                           0.6319         0.6081         0.5956         0.5833         0.5712         0.5594         0.5477
JAPAN                             0.3418         0.3274         0.3209         0.3106         0.3052         0.3002         0.2948

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 3 of 7

                                   SCHEDULE 4


                 WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC       CLASSIC         CLASSIC        CLASSIC
                                SWITCHED      SWITCHED       SWITCHED       SWITCHED      SWITCHED        SWITCHED       SWITCHED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
JORDAN                            0.8280         0.7940         0.7783         0.7588         0.7444         0.7308         0.7169
KAZAKHSTAN                        0.9713         0.9317         0.9132         0.8910         0.8740         0.8577         0.8414
KENYA                             0.8100         0.7791         0.7631         0.7475         0.7321         0.7170         0.7022
KIRIBATI                          1.0996         1.0571         1.0356         1.0145         0.9937         0.9734         0.9535
KUWAIT                            0.8872         0.8509         0.8340         0.8134         0.7979         0.7832         0.7683
KYRGYZSTAN                        1.0626         1.0216         1.0008         0.9804         0.9604         0.9407         0.9214
LAOS                              0.9672         0.9300         0.9111         0.8925         0.8742         0.8563         0.8387
LATVIA                            0.4168         0.4016         0.3933         0.3850         0.3769         0.3689         0.3610
LEBANON                           0.9194         0.8841         0.8661         0.8484         0.8310         0.8139         0.7972
LESOTHO                           0.8686         0.8353         0.8183         0.8015         0.7851         0.7689         0.7531
LIBERIA                           0.6507         0.6261         0.6133         0.6006         0.5882         0.5760         0.5640
LIBYA                             0.5873         0.5653         0.5536         0.5422         0.5309         0.5198         0.5089
LIECHTENSTEIN                     0.2368         0.2259         0.2193         0.2128         0.2062         0.1997         0.1932
LITHUANIA                         0.4741         0.4566         0.4471         0.4378         0.4286         0.4196         0.4107
LUXEMBOURG                        0.2090         0.1981         0.1915         0.1850         0.1784         0.1719         0.1663
MACAO                             0.5997         0.5772         0.5653         0.5536         0.5421         0.5308         0.5197
MACEDONIA                         0.5593         0.5384         0.5273         0.5163         0.5056         0.4950         0.4846
MADAGASCAR                        1.0727         1.0313         1.0103         0.9897         0.9695         0.9497         0.9302
MALAWI                            0.5569         0.5338         0.5233         0.5089         0.4995         0.4907         0.4817
MALAYBIA                          0.4101         0.3951         0.3869         0.3788         0.3708         0.3629         0.3552
MALDNES                           0.7779         0.7482         0.7329         0.7179         0.7031         0.6886         0.6743
MALI REPUBLIC                     0.9892         0.9489         0.9300         0.9075         0.8902         0.8735         0.8569
MALTA                             0.3518         0.3392         0.3321         0.3251         0.3182         0.3113         0.3046
MARISAT-ATLANTIC OCEAN            6.7779         6.5083         6.3778         6.2498         6.1244         6.0015         5.8809
MARISAT-INDIAN OCEAN              6.3599         6.1047         5.9828         5.8592         5.7428         5.6292         5.5174
MARISAT-PACIFIC OCEAN             5.8433         5.6088         5.4967         5.3829         5.2760         5.1717         5.0691
MARISAT W. ATLANTIC               6.6094         6.3442         6.2175         6.0892         5.9682         5.8501         5.7338
MARSHALL ISLANDS                  0.5855         0.5636         0.5520         0.5405         0.5293         0.5183         0.5074
MAURITANIA                        0.9489         0.9124         0.8938         0.8756         0.8676         0.8400         0.8227
MAURITIUS                         0.8784         0.8448         0.8275         0.8106         0.7939         0.7776         0.7616
MAYOTTE ISLAND                    1.1254         1.0819         1.0599         1.0383         1.0171         0.9963         0.9759
MICRONESIA                        0.7209         0.6936         0.6794         0.6654         0.6517         0.6382         0.6249
MOLDOVA                           0.8469         0.8145         0.7978         0.7815         0.7654         0.7497         0.7342
MONACO                            0.2580         0.2471         0.2405         0.2340         0.2274         0.2209         0.2143
MONGOLIA                          1.3048         1.2541         1.2287         1.2037         1.1792         1.1552         1.1316

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 4 of 7

                                   SCHEDULE 4


                 WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC       CLASSIC         CLASSIC        CLASSIC
                                SWITCHED      SWITCHED       SWITCHED       SWITCHED      SWITCHED        SWITCHED       SWITCHED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
MONTSERRAT                        0.6006         0.5781         0.5662         0.5545         0.5430         0.5316         0.5205
MOROCCO                           0.4837         0.4658         0.4561         0.4466         0.4373         0.4281         0.4190
MOZAMBIQUE                        0.7776         0.7480         0.7327         0.7176         0.7029         0.6884         0.6741
MYANMAR (BURMA)                   1.6323         1.5685         1.5368         1.5057         1.4751         1.4452         1.4158
NAKHOOKA                          0.6229         0.5994         0.6871         0.5750         0.5630         0.5513         0.5398
NAMIBIA                           0.8070         0.7762         0.7603         0.7447         0.7294         0.7143         0.6996
NAURU                             0.9573         0.9205         0.9017         0.8833         0.8652         0.8474         0.8300
NEPAL                             1.0336         0.9938         0.9735         0.9537         0.9342         0.9151         0.8963
NETHERLANDS                       0.2176         0.2067         0.2001         0.1936         0.1870         0.1805         0.1739
NETHERLANDS ANTILLES              0.3790         0.3654         0.3577         0.3501         0.3427         0.3354         0.3282
NEW CALEDONIA                     0.8996         0.8651         0.8475         0.8301         0.8131         0.7964         0.7800
NEW ZEALAND                       0.2290         0.2181         0.2115         0.2050         0.1984         0.1919         0.1853
NICARAGUA                         0.6679         0.6427         0.6295         0.6165         0.6038         0.5912         0.5789
NIGER                             0.9591         0.9222         0.9034         0.8849         0.8668         0.8490         0.8316
NIGERIA                           0.8053         0.7723         0.7570         0.7380         0.7240         0.7107         0.6973
NIUE ISLAND                       1.2149         1.1678         1.1441         1.1208         1.0980         1.0766         1.0536
NORFOLK ISLAND                    0.6422         0.6157         0.6035         0.5875         0.5766         0.5662         0.5557
NORTH KOREA                       1.0055         0.9645         0.9453         0.9225         0.9049         0.8880         0.8710
NORWAY                            0.1779         0.1669         0.1604         0.1539         0.1473         0.1408         0.1342
OMAN                              0.9246         0.8891         0.8710         0.8532         0.8357         0.8185         0.8017
PAKISTAN                          1.2016         1.1650         1.1315         1.1085         1.0859         1.0638         1.0420
PALAU                             0.9376         0.9016         0.8832         0.8652         0.8474         0.8300         0.8129
PANAMA                            0.6313         0.6076         0.5951         0.5828         0.5707         0.5588         0.5472
PAPUA NEW GUINEA                  0.5559         0.5351         0.5241         0.5132         0.5025         0.4920         0.4817
PARAGUAY                          0.8384         0.8063         0.7899         0.7737         0.7578         0.7422         0.7268
PERU                              0.6318         0.6080         0.5955         0.5832         0.5711         0.5592         0.5475
PHILIPPINES                       0.5767         0.5552         0.5437         0.5324         0.5214         0.5105         0.4998
POLAND                            0.4085         0.3937         0.3854         0.3773         0.3694         0.3615         0.3538
PORTUGAL                          0.3848         0.3709         0.3631         0.3555         0.3479         0.3405         0.3332
QATAR                             0.9085         0.8736         0.8558         0.8383         0.8211         0.8043         0.7877
REUNION ISLAND                    0.7207         0.6933         0.6791         0.6651         0.6514         0.6379         0.6247
ROMANIA                           0.5542         0.5335         0.5225         0.5116         0.5010         0.4905         0.4802
RUSSIA                            0.6126         0.5896         0.5775         0.5655         0.5538         0.5423         0.5309
RWANDA                            0.9011         0.8666         0.8489         0.8315         0.8145         0.7977         0.7813
SAIPAN                            0.4969         0.4762         0.4668         0.4536         0.4453         0.4376         0.4296

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 5 of 7

                                   SCHEDULE 4


                 WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC       CLASSIC         CLASSIC        CLASSIC
                                SWITCHED      SWITCHED       SWITCHED       SWITCHED      SWITCHED        SWITCHED       SWITCHED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
SAKAHLIN                          0.6267         0.6031         0.5907         0.5785         0.5665         0.5547         0.5432
SAN MARINO                        0.4685         0.4512         0.4418         0.4326         0.4235         0.4146         0.4058
SAO TOME                          1.1547         1.1100         1.0875         1.0653         1.0436         1.0223         1.0014
SAUDI ARABIA                      0.8715         0.8381         0.8210         0.8042         0.7877         0.7715         0.7556
SENEGAL REPUBLIC                  1.5967         1.5343         1.5032         1.4728         1.4429         1.4136         1.3848
SEYCHELLES                        1.4589         1.4020         1.3736         1.3458         1.3184         1.2916         1.2653
SIERRA LEONE                      0.9324         0.8966         0.8783         0.8603         0.8427         0.8254         0.8084
SINGAPORE                         0.3392         0.3271         0.3202         0.3134         0.3068         0.3002         0.2936
SLOVAKIA                          0.4098         0.3949         0.3866         0.3785         0.3705         0.3627         0.3549
SLOVENIA, REPUBLIC OF             0.4443         0.4280         0.4191         0.4103         0.4017         0.3932         0.3848
SOLOMON ISLANDS                   1.0399         0.9998         0.9794         0.9594         0.9398         0.9206         0.9017
SOMALIA                           1.6725         1.6048         1.5728         1.5375         1.5075         1.4786         1.4498
SOUTH AFRICA                      0.5732         0.5518         0.5404         0.5292         0.5182         0.5074         0.4967
SOUTH KOREA                       0.4948         0.4765         0.4666         0.4569         0.4473         0.4379         0.4287
SPAIN                             0.3378         0.3268         0.3189         0.3122         0.3055         0.2989         0.2924
SRI LANKA                         0.9655         0.9284         0.9095         0.8909         0.8727         0.8548         0.8372
ST HELENA                         1.2158         1.1664         1.1432         1.1164         1.0949         1.0742         1.0535
ST KITTS & NEVIS                  0.6151         0.4960         0.4857         0.4756         0.4657         0.4559         0.4463
ST LUCIA                          0.5667         0.5432         0.5325         0.5179         0.5084         0.4994         0.4902
ST PIERREMIQUELON                 0.4574         0.4406         0.4314         0.4224         0.4135         0.4048         0.3962
ST VINCENT/GRENADINES             0.6630         0.6357         0.6231         0.6067         0.5954         0.5847         0.5738
SUDAN                             0.6455         0.6212         0.6084         0.5958         0.5835         0.5714         0.5595
SURINAME                          1.1591         1.1142         0.0916         1.0694         1.0476         1.0262         1.0052
SWAZILAND                         0.6158         0.5926         0.5804         0.5684         0.5567         0.5451         0.5337
SWEDEN                            0.1723         0.1614         0.1548         0.1483         0.1417         0.1352         0.1286
SWITZERLAND                       0.2231         0.2122         0.2056         0.1991         0.1925         0.1860         0.1794
SYRIA                             1.0708         1.0295         1.0085         0.9880         0.9678         0.9480         0.9285
TAIWAN                            0.5112         0.4923         0.4821         0.4720         0.4622         0.4525         0.4429
TAJIKISTAN                        0.9796         0.9396         0.9210         0.8987         0.8815         0.8650         0.8485
TANZANIA                          0.8219         0.7905         0.7743         0.7584         0.7428         0.7275         0.7125
THAILAND                          0.7438         0.7132         0.6991         0.6812         0.6684         0.6562         0.6439
TOGO                              0.9074         0.8703         0.8531         0.8321         0.8163         0.8011         0.7859
TONGA ISLANDS                     0.9636         0.9265         0.9077         0.8891         0.8709         0.8530         0.8355
TRINIDAD/TOBAGO                   0.7086         0.6817         0.6677         0.6540         0.6405         0.6272         0.6142
TUNISIA                           0.5382         0.5181         0.5074         0.4969         0.4865         0.4763         0.4663

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 6 of 7

                                   SCHEDULE 4


                 WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC       CLASSIC         CLASSIC        CLASSIC
                                SWITCHED      SWITCHED       SWITCHED       SWITCHED      SWITCHED        SWITCHED       SWITCHED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
TURKEY                            0.5046         0.4859         0.4758         0.4659         0.4561         0.4466         0.4372
TURKMENISTAN                      0.9330         0.8972         0.8789         0.8609         0.8433         0.8259         0.8089
TURKS AND CAICOS IS.              0.5553         0.5345         0.5235         0.5126         0.5020         0.4915         0.4812
TUVALU                            0.9928         0.9546         0.9351         0.9160         0.8973         0.8789         0.8608
UGANDA                            0.6519         0.6274         0.6144         0.6018         0.5893         0.5771         0.5651
UKRAINE                           0.5429         0.5227         0.5118         0.5012         0.4908         0.4805         0.4704
UNITED ARAB EMIRATES              0.6562         0.6314         0.6185         0.6057         0.5932         0.5808         0.5687
UNITED KINGDOM                    0.1500         0.1400         0.1350         0.1300         0.1250         0.1200         0.1150
URUGUAY                           0.7944         0.7641         0.7484         0.7331         0.7180         0.7032         0.6886
UZBEKISTAN                        0.8226         0.7912         0.7750         0.7591         0.7435         0.7282         0.7132
VANUATU                           1.3282         1.2766         1.2507         1.2253         1.2004         1.1769         1.1519
VATICAN CITY                      0.3623         0.3493         0.3420         0.3347         0.3276         0.3206         0.3137
VENEZUELA                         0.4082         0.3933         0.3851         0.3770         0.3691         0.3612         0.3536
VIETNAM                           1.1117         1.0687         1.0470         1.0256         1.0047         0.9842         0.9640
WALLIS & FUTUNA                   0.4249         0.4071         0.3991         0.3872         0.3803         0.3738         0.3672
WESTERN SAMOA                     0.9629         0.9236         0.9052         0.8832         0.8663         0.8502         0.8340
YEMEN ARAS REPUBLIC               0.8966         0.8622         0.8446         0.8273         0.8104         0.7937         0.7774
YUGOSLAVIA, FEDERAL REP.          0.4653         0.4482         0.4389         0.4297         0.4207         0.4118         0.4031
ZAIRE                             0.5764         0.5525         0.5416         0.5269         0.5172         0.5080         0.4986
ZAMBIA                            0.7695         0.7380         0.7233         0.7050         0.6917         0.6790         0.6662
ZIMBABWE                          0.6495         0.6250         0.6122         0.5995         0.5871         0.5749         0.5629

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 7 of 7

                                   SCHEDULE 5


                 WORLDCOM CLASSIC DEDICATED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC
                               DEDICATED     DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
AFGHANISTAN                       1.2126         1.1621         1.1383         1.1111         1.0891         1.0679         1.0467
ALBANIA                           0.4216         0.4051         0.3960         0.3871         0.3783         0.3697         0.3612
ALGERIA                           0.4430         0.4255         0.4160         0.4067         0.3976         0.3886         0.3797
AMERICAN SAMOA                    0.5125         0.4923         0.4815         0.4709         0.4605         0.4502         0.4401
ANDORRA                           0.2893         0.2781         0.2715         0.2650         0.2584         0.2519         0.2453
ANGOLA                            0.6942         0.6668         0.6525         0.6384         0.6246         0.6111         0.5978
ANGUILLA                          0.6209         0.5963         0.5835         0.5708         0.5584         0.5462         0.5341
ANTARCTICA                        0.6364         0.6112         0.5980         0.5851         0.5724         0.5599         0.5476
ANTARCTICA (SCOTT BASE)           0.6364         0.6112         0.5980         0.5851         0.5724         0.5599         0.5476
ANTIGUA (BARGUDA)                 0.4648         0.4464         0.4366         0.4268         0.4173         0.4079         0.3987
ARGENTINA                         0.5765         0.5538         0.5417         0.5299         0.5183         0.5069         0.4957
ARMENIA                           0.8465         0.8129         0.7957         0.7788         0.7622         0.7459         0.7299
ARUBA                             0.3936         0.3782         0.3698         0.3613         0.3530         0.3449         0.3369
ASCENSION ISLAND                  0.7969         0.7653         0.7490         0.7330         0.7174         0.7020         0.6868
AUSTRALIA                         0.1962         0.1826         0.1764         0.1662         0.1608         0.1558         0.1504
AUSTRIA                           0.2551         0.2442         0.2376         0.2311         0.2245         0.2180         0.2114
AZERBAIJAN                        0.7854         0.7520         0.7365         0.7173         0.7031         0.6896         0.6760
BAHAMAS                           0.2390         0.2281         0.2216         0.2150         0.2085         0.2019         0.1954
BAHRAIN                           0.7721         0.7415         0.7257         0.7102         0.6950         0.6800         0.6653
BANGLADESH                        1.2493         1.1973         1.1729         1.1450         1.1223         1.1004         1.0786
BARBADOS                          0.5683         0.5459         0.5340         0.5223         0.5109         0.4996         0.4885
BELARUS                           0.5085         0.4885         0.4777         0.4672         0.4568         0.4466         0.4366
BELGIUM                           0.2106         0.1996         0.1930         0.1865         0.1799         0.1734         0.1668
BELIZE                            0.7835         0.7525         0.7365         0.7207         0.7053         0.6901         0.6753
BENIN                             0.6198         0.5953         0.5824         0.5698         0.5573         0.5451         0.5332
BERMUDA                           0.2339         0.2229         0.2164         0.2099         0.2033         0.1968         0.1902
BHUTAN                            0.9078         0.8717         0.8533         0.8353         0.8176         0.8002         0.7831
BOLIVIA                           0.6335         0.6084         0.5953         0.5824         0.5697         0.5573         0.5450
BOSNIA & HERZEGOVINA              0.5225         0.5019         0.4909         0.4801         0.4694         0.4590         0.4487
BOTSWANA                          0.7659         0.7356         0.7199         0.7045         0.6894         0.6746         0.6600
BRAZIL                            0.4465         0.4290         0.4194         0.4100         0.4008         0.3618         0.3828
BRITISH VIRGIN ISLANDS            0.4090         0.3929         0.3841         0.3754         0.3669         0.3585         0.3602
BRUNEI                            0.4679         0.4495         0.4395         0.4298         0.4201         0.4107         0.4014
BULGARIA                          0.4064         0.3904         0.3817         0.3731         0.3646         0.3562         0.3480
BURKINA FASO                      0.6769         0.6478         0.6344         0.6172         0.6051         0.5935         0.5819

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 1 of 7

                                   SCHEDULE 5


                 WORLDCOM CLASSIC DEDICATED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC
                               DEDICATED     DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
BURUNDI                           0.8711         0.8365         0.8189         0.8015         0.7844         0.7677         0.7513
CAMBODIA                          0.8985         0.8628         0.8446         0.8268         0.8092         0.7920         0.7750
CAMEROON                          0.8605         0.8264         0.8089         0.7917         0.7749         0.7583         0.7421
CAPE VERDE ISLANDS                0.4914         0.4698         0.4599         0.4462         0.4375         0.4293         0.4209
CAYMAN ISLANDS                    0.4314         0.4144         0.4052         0.3361         0.3871         0.3783         0.3697
CENTRAL AFRICAN REP.              1.1376         1.0924         1.0696         1.0472         1.0252         1.0037         0.9825
CHAD                              1.1670         1.1206         1.0973         1.0743         1.0518         1.2097         1.0081
CHILE                             0.3290         0.3161         0.3088         0.3017         0.2946         0.2877         0.2808
CHINA                             0.9189         0.8824         0.8638         0.8456         0.8276         0.8100         0.7927
CHRISTMAS & COCO IS.              0.4026         0.3868         0.3781         0.3696         0.3611         0.3529         0.3447
COLOMBIA                          0.5891         0.5658         0.5535         0.5415         0.5296         0.5180         0.5065
COMOROS                           1.0954         1.0519         1.0299         1.0083         0.9871         0.9663         0.9459
CONGO                             0.9525         0.9124         0.6936         0.8713         0.8540         0.8376         0.8210
COOK ISLANDS                      1.2291         1.1802         1.1556         1.1315         1.1079         1.0847         1.0619
COSTA RICA                        0.5314         0.5104         0.4992         0.4883         0.4475         0.4669         0.4565
CROATIA, REPUBLIC OF              0.3944         0.3789         0.3704         0.3620         0.3537         0.3456         0.3376
CUBA                              0.5812         0.5559         0.5443         0.5289         0.5186         0.5088         0.4988
CYPRUS                            0.4484         0.4307         0.4211         0.4117         0.4025         0.3934         0.3844
CZECH REPUBLIC                    0.3376         0.3244         0.3170         0.3096         0.3024         0.2953         0.2883
DENMARK                           0.1846         0.1737         0.1671         0.1606         0.1540         0.1475         0.1409
DIEGO GARCIA                      0.9721         0.9335         0.9139         0.8947         0.8757         0.8572         0.8389
DJIBOUTI                          0.9706         0.9320         0.9124         0.8932         0.8743         0.8558         0.8376
DOMINICA                          0.5710         0.5484         0.5365         0.5248         0.5133         0.5020         0.4908
DOMINICAN REPUBLIC                0.3407         0.3274         0.3199         0.3125         0.3052         0.2981         0.2910
ECUADOR                           0.6315         0.6065         0.5935         0.5806         0.5680         0.5556         0.5434
EGYPT                             0.7627         0.7324         0.7168         0.7016         0.6865         0.6717         0.6572
EL SALVADOR                       0.5847         0.5616         0.5494         0.5375         0.5257         0.5141         0.5028
EQUATORIAL GUINEA                 1.3666         1.3122         1.2850         1.2584         1.2322         1.2065         1.1813
ERITREA                           1.2542         1.2043         1.1793         1.1547         1.1306         1.1069         1.0837
ESTONIA                           0.3268         0.3140         0.3068         0.2996         0.2926         0.2857         0.2789
ETHIOPIA                          1.0852         1.0421         1.0203         0.9989         0.9779         0.9573         0.9371
FAEROE ISLANDS                    0.3448         0.3313         0.3237         0.3162         0.3089         0.3016         0.2945
FALKLAND ISLANDS                  0.8494         0.8498         0.8319         0.8142         0.7969         0.7799         0.7633
FIJI ISLANDS                      1.0336         0.9926         0.9718         0.9514         0.9313         0.9116         0.8923
FINLAND                           0.1997         0.1888         0.1822         0.1757         0.1691         0.1626         0.1560

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 2 of 7

                                   SCHEDULE 5


                 WORLDCOM CLASSIC DEDICATED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC
                               DEDICATED     DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE                            0.1831         0.1722         0.1656         0.1591         0.1525         0.1460         0.1394
FRENCH ANTILLES                   0.4725         0.4639         0.4439         0.4340         0.4243         0.4148         0.4054
FRENCH GUIANA                     0.4970         0.4774         0.4669         0.4566         0.4465         0.4365         0.4267
FRENCH POLYNESIA                  0.7316         0.7026         0.6867         0.6729         0.6584         0.6442         0.6302
GABON                             0.9071         0.8711         0.8527         0.8347         0.8170         0.7996         0.7825
GAMBIA                            0.6614         0.6352         0.6215         0.6081         0.5949         0.5820         0.5693
GEORGIA                           0.7561         0.7262         0.7107         0.6955         0.6805         0.6659         0.6515
GERMANY                           0.1697         0.1588         0.1522         0.1457         0.1392         0.1326         0.1261
GHANA                             0.6587         0.6304         0.6173         0.6005         0.5887         0.5775         0.5661
GIBRALTAR                         0.5147         0.4944         0.4836         0.4729         0.4624         0.4521         0.4420
GREECE                            0.3964         0.3808         0.3722         0.3638         0.3555         0.3474         0.3393
GREENLAND                         0.5021         0.4801         0.4700         0.4561         0.4472         0.4388         0.4302
GRENADA                           0.5915         0.5681         0.5558         0.5437         0.5318         0.5201         0.5086
GUADELOUPE                        0.5279         0.5071         0.4960         0.4851         0.4743         0.4638         0.4535
GAUM                              0.1823         0.1714         0.1648         0.1583         0.1517         0.1452         0.1386
GUANTANAMO BAY                    0.7560         0.7260         0.7106         0.6954         0.6804         0.6658         0.6514
GUATEMALA                         0.5359         0.5148         0.5035         0.4925         0.4816         0.4709         0.4604
GUINEA                            0.7150         0.6867         0.6720         0.6575         0.6434         0.6295         0.6158
GUINEA BISSAU                     1.4158         1.3594         1.3313         1.3037         1.2766         1.2500         1.2239
GUYANA                            0.8662         0.8319         0.8143         0.7970         0.7801         0.7634         0.7471
HAITI                             0.6876         0.6604         0.6462         0.6363         0.6186         0.6052         0.5920
HONDRURAS                         0.6524         0.6266         0.6131         0.5998         0.5868         0.5740         0.5615
HONG KONG                         0.4545         0.4343         0.4251         0.4121         0.4041         0.3966         0.3889
HUNGARY                           0.3055         0.2936         0.2868         0.2800         0.2734         0.2669         0.2603
ICELAND                           0.3283         0.3154         0.3082         0.3010         0.2940         0.2871         0.2802
IDIA                              0.7881         0.7569         0.7408         0.7250         0.7095         0.6942         0.6793
IDONESIA                          0.6765         0.6498         0.6358         0.6221         0.6086         0.5954         0.5824
IRAN                              0.9896         0.9503         0.9304         0.9108         0.8915         0.8727         0.8541
IRAQ                              1.2588         1.2064         1.1818         1.1537         1.1308         1.1088         1.0868
IRELAND, REPUBLIC OF              0.2596         0.2486         0.2420         0.2355         0.2289         0.2224         0.2159
ISRAEL                            0.4868         0.4676         0.4573         0.4472         0.4372         0.4274         0.4178
ITALY                             0.2303         0.2193         0.2128         0.2062         0.1997         0.1931         0.1866
IVORY COAST                       1.1012         1.0575         1.0353         1.0136         0.9924         0.9715         0.9509
JAMAICA                           0.6019         0.5781         0.5656         0.5533         0.5412         0.5294         0.5177
JAPAN                             0.3116         0.2974         0.2909         0.2806         0.2752         0.2702         0.2648

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 3 of 7

                                   SCHEDULE 5


                 WORLDCOM CLASSIC DEDICATED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC
                               DEDICATED     DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
JORDAN                            0.7980         0.7640         0.7483         0.7288         0.7144         0.7008         0.6869
KAZAKHSTAN                        0.9413         0.9017         0.6832         0.8610         0.8440         0.8277         0.8114
KENYA                             0.7800         0.7491         0.7331         0.7175         0.7021         0.6870         0.6722
KIRIBATI                          1.0696         1.0271         1.0056         0.9845         0.9637         0.9434         0.9235
KUWAIT                            0.8572         0.8209         0.8040         0.7834         0.7679         0.7532         0.7383
KYRGYZSTAN                        1.0326         0.9916         0.9708         0.9504         0.9304         0.9107         0.8914
LAOS                              0.9372         0.9000         0.8811         0.8625         0.8442         0.8263         0.8087
LATVIA                            0.3868         0.3716         0.3633         0.3550         0.3469         0.3389         0.3310
LEBANON                           0.8894         0.8541         0.8361         0.8184         0.8010         0.7839         0.7672
LESOTHO                           0.8386         0.8053         0.7883         0.7715         0.7551         0.7389         0.7231
LIBERIA                           0.6207         0.5961         0.5833         0.5706         0.6582         0.5460         0.5340
LIBYA                             0.5573         0.5353         0.5236         0.5122         0.5009         0.4898         0.4789
LIECHTENSTEIN                     0.2068         0.1959         0.1893         0.1828         0.1762         0.1697         0.1632
LITHUANIA                         0.4441         0.4266         0.4171         0.4078         0.3986         0.3896         0.3807
LUXEMBOURG                        0.1790         0.1681         0.1615         0.1550         0.1484         0.1419         0.1353
MACAO                             0.5697         0.5472         0.5353         0.5236         0.5121         0.5008         0.4897
MACEDONIA                         0.5293         0.5084         0.4973         0.4863         0.4756         0.4650         0.4546
MADAGASCAR                        1.0427         1.0013         0.9803         0.9597         0.9395         0.9197         0.9002
MALAWI                            0.5269         0.5038         0.4933         0.4789         0.4695         0.4607         0.4517
MALAYSIA                          0.3801         0.3651         0.3569         0.3488         0.3408         0.3329         0.3252
MALDIVES                          0.7479         0.7182         0.7029         0.6879         0.6731         0.6586         0.6443
MALI REPUBLIC                     0.9592         0.9189         0.9000         0.8775         0.8602         0.8435         0.8269
MALTA                             0.3218         0.3092         0.3021         0.2951         0.2882         0.2813         0.2746
MARISAT-ATLANTIC OCEAN            6.7479         6.4783         6.3478         6.2198         6.0944         5.9715         5.8509
MARISAT-INDIAN OCEAN              6.3299         6.0747         5.9528         5.8292         5.7128         5.5992         5.4874
MARISAT-PACIFIC OCEAN             5.8133         5.5788         5.4667         5.3529         5.2460         5.1417         5.0391
MARISAT-W. ATLANTIC               6.5794         6.3142         6.1875         6.0592         5.9382         5.8201         5.7038
MARSHALL ISLANDS                  0.5555         0.5336         0.5220         0.6105         0.4993         0.4883         0.4774
MAURITANIA                        0.9189         0.8824         0.8638         0.8456         0.8276         0.8100         0.7927
MAURITIUS                         0.8484         0.8148         0.7975         0.7806         0.7639         0.7476         0.7316
MAYOTTE ISLAND                    1.0954         1.0519         1.0299         1.0083         0.9871         0.9663         0.9459
MICRONESIA                        0.6909         0.6636         0.6494         0.6354         0.6217         0.6082         0.6949
MOLDOVA                           0.8169         0.7845         0.7678         0.7515         0.7354         0.7197         0.7042
MONACO                            0.2280         0.2171         0.2105         0.2040         0.1974         0.1909         0.1843
MONGOLIA                          1.2748         1.2241         1.1987         1.1737         1.1492         1.1252         1.1016

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 4 of 7

                                   SCHEDULE 5


                 WORLDCOM CLASSIC DEDICATED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC
                               DEDICATED     DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
MONTSERRAT                        0.5706         0.5481         0.5362         0.5245         0.5130         0.5016         0.4905
MOROCCO                           0.4537         0.4358         0.4261         0.4166         0.4073         0.3981         0.3890
MOZAMBIQUE                        0.7476         0.7180         0.7027         0.6876         0.6729         0.6584         0.6441
MYANMAR (BURMA)                   1.6023         1.5385         1.5068         1.4757         1.4451         1.4152         1.3858
NAKHOOKA                          0.5929         0.5694         0.5571         0.5450         0.5330         0.5213         0.5098
NAMIBIA                           0.7770         0.7462         0.7303         0.7147         0.6994         0.6843         0.6696
NAURU                             0.9273         0.8905         0.8717         0.8533         0.8352         0.8174         0.8000
NEPAL                             1.0036         0.9638         0.9435         0.9234         0.9042         0.8851         0.8663
NETHERLANDS                       0.1876         0.1767         0.1701         0.1636         0.1570         0.1505         0.1439
NETHERLANDS ANTILLES              0.3490         0.3354         0.3277         0.3201         0.3127         0.3054         0.2982
NEW CALEDONIA                     0.8696         0.8351         0.8175         0.8001         0.7831         0.7664         0.7500
NEW ZEALAND                       0.1990         0.1881         0.1815         0.1750         0.1684         0.1619         0.1553
NICARAGUA                         0.6379         0.6127         0.5995         0.5865         0.5738         0.5612         0.5489
NIGER                             0.9291         0.8922         0.8734         0.8549         0.8368         0.8190         0.8016
NIGERIA                           0.7753         0.7423         0.7270         0.7080         0.6940         0.6807         0.6673
NIUE ISLAND                       1.1849         1.1378         1.1141         1.0908         1.0680         1.0456         1.0236
NORFOLK ISLAND                    0.6122         0.5857         0.5735         0.5575         0.5466         0.5362         0.5257
NORTH KOREA                       0.9755         0.9345         0.9153         0.8925         0.8749         0.8580         0.8410
NORWAY                            0.1479         0.1369         0.1304         0.1239         0.1173         0.1108         0.1042
OMAN                              0.8946         0.8591         0.8410         0.8232         0.8057         0.7885         0.7717
PAKISTAN                          1.1716         1.1250         1.1015         1.0785         1.0559         1.0338         1.0120
PALAU                             0.9076         0.8716         0.8532         0.8352         0.8174         0.8000         0.7829
PANAMA                            0.6013         0.5776         0.5651         0.5528         0.5407         0.5288         0.5172
PAPUA NEW GUINEA                  0.5259         0.5051         0.4941         0.4832         0.4725         0.4620         0.4517
PARAGUAY                          0.8084         0.7763         0.7599         0.7437         0.7278         0.7122         0.6968
PERU                              0.6018         0.5780         0.5655         0.5532         0.5411         0.5292         0.5175
PHILIPPINES                       0.5467         0.5252         0.5137         0.5024         0.4914         0.4805         0.4698
POLAND                            0.3785         0.3637         0.3554         0.3473         0.3394         0.3315         0.3238
PORTUGAL                          0.3548         0.3409         0.3331         0.3255         0.3179         0.3105         0.3032
QATAR                             0.8785         0.8436         0.8258         0.8083         0.7911         0.7743         0.7577
REUNION ISLAND                    0.6907         0.6633         0.6491         0.6351         0.6214         0.6079         0.5947
ROMANIA                           0.5242         0.5035         0.4925         0.4816         0.4710         0.4605         0.4502
RUSSIA                            0.5826         0.5596         0.5475         0.5355         0.5238         0.5123         0.5009
RWANDA                            0.8711         0.8366         0.8189         0.8015         0.7845         0.7677         0.7513
SAIPAN                            0.4669         0.4462         0.4368         0.4236         0.4153         0.4076         0.3996

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 5 of 7

                                   SCHEDULE 5


                 WORLDCOM CLASSIC DEDICATED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC
                               DEDICATED     DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
SAKAHLIN                          0.5967         0.5731         0.5607         0.5485         0.5365         0.5247         0.5132
SAN MARINO                        0.4385         0.4212         0.4118         0.4026         0.3935         0.3846         0.3758
SAO TOME                          1.1247         1.0800         1.0575         1.0353         1.0136         0.9923         0.9714
SAUDI ARABIA                      0.8415         0.8081         0.7910         0.7742         0.7577         0.7415         0.7256
SENEGAL REPUBLIC                  1.5667         1.5043         1.4732         1.4428         1.4129         1.3836         1.3548
SEYCHELLES                        1.4289         1.3720         1.3436         1.3158         1.2884         1.2616         1.2353
SIERRA LEONE                      0.9024         0.8666         0.8483         0.8303         0.8127         0.7954         0.7784
SINGAPORE                         0.3092         0.2971         0.2902         0.2834         0.2768         0.2702         0.2636
SLOVAKIA                          0.3798         0.3649         0.3566         0.3485         0.3405         0.3327         0.3249
SLOVENIA, REPUBLIC OF             0.4143         0.3980         0.3891         0.3803         0.3717         0.3632         0.3548
SOLOMON ISLANDS                   1.0099         0.9698         0.9494         0.9294         0.9098         0.8906         0.8717
SOMALIA                           1.6425         1.5748         1.5428         1.5075         1.4775         1.4486         1.4198
SOUTH AFRICA                      0.5432         0.5218         0.5104         0.4992         0.4882         0.4774         0.4667
SOUTH KOREA                       0.4648         0.4465         0.4366         0.4269         0.4173         0.4079         0.3987
SPAIN                             0.3078         0.2958         0.2889         0.2822         0.2755         0.2689         0.2624
SRI LANKA                         0.9365         0.8984         0.8795         0.8609         0.8427         0.8248         0.8072
ST HELENA                         1.1858         1.1364         1.1132         1.0864         1.0649         1.0442         1.0235
ST KITTS & NEVIS                  0.4851         0.4660         0.4557         0.4456         0.4357         0.4259         0.4163
ST LUCIA                          0.5367         0.5132         0.5025         0.4879         0.4784         0.4694         0.4602
ST PIERRE/MIQUELON                0.4274         0.4106         0.4014         0.3924         0.3835         0.3748         0.3662
ST VINCENT/GRENADINES             0.6330         0.6057         0.5931         0.5767         0.5654         0.5547         0.5438
SUDAN                             0.6155         0.5912         0.5784         0.5658         0.5535         0.5414         0.5295
SURINAME                          1.1291         1.0842         1.0616         1.0394         1.0176         0.9962         0.9752
SWAZILAND                         0.5858         0.5626         0.5504         0.5384         0.5267         0.5151         0.5037
SWEDEN                            0.1423         0.1314         0.1248         0.1183         0.1117         0.1052         0.0986
SWITZERLAND                       0.1931         0.1822         0.1756         0.1691         0.1625         0.1560         0.1494
SYRIA                             1.0480         0.9995         0.9785         0.9580         0.9378         0.9180         0.8985
TAIWAN                            0.4812         0.4623         0.4521         0.4420         0.4322         0.4225         0.4129
TAJIKISTAN                        0.9496         0.9096         0.8910         0.8687         0.8515         0.8350         0.8186
TANZANIA                          0.7919         0.7605         0.7443         0.7284         0.7128         0.6975         0.6825
THAILAND                          0.7138         0.6832         0.6691         0.6512         0.6384         0.6262         0.6139
TOGO                              0.8774         0.8403         0.8231         0.8021         0.7863         0.7711         0.7559
TONGA ISLANDS                     0.9336         0.8965         0.8777         0.8591         0.8409         0.8230         0.8055
TRINIDAD/TOBAGO                   0.6786         0.6517         0.6377         0.6240         0.6105         0.5972         0.5842
TUNISIA                           0.5082         0.4881         0.4774         0.4669         0.4565         0.4463         0.4363

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 6 of 7

                                   SCHEDULE 5


                 WORLDCOM CLASSIC DEDICATED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC
                               DEDICATED     DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED      DEDICATED
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
TURKEY                            0.4746         0.4559         0.4468         0.4359         0.4261         0.4166         0.4072
TURKMENISTAN                      0.9030         0.8672         0.8489         0.8309         0.8133         0.7959         0.7789
TURKS AND CAICOS IS.              0.5253         0.5045         0.4935         0.4826         0.4720         0.4615         0.4512
TUVALU                            0.9628         0.9246         0.9051         0.8860         0.8673         0.8489         0.8308
UGANDA                            0.6219         0.5974         0.5844         0.5718         0.5593         0.5471         0.5351
UKRAINE                           0.5129         0.4927         0.4818         0.4712         0.4608         0.4505         0.4404
UNITED ARAB EMIRATES              0.6262         0.6014         0.5885         0.5757         0.5632         0.5508         0.5387
UNITED KINGDOM                    0.1200         0.1100         0.1050         0.1000         0.0950         0.0900         0.0850
URUGUAY                           0.7644         0.7341         0.7184         0.7031         0.6880         0.6732         0.6586
UZBEKISTAN                        0.7926         0.7612         0.7450         0.7291         0.7135         0.6982         0.6832
VANUATU                           1.2982         1.2466         1.2207         1.1953         1.1704         1.1459         1.1219
VATICAN CITY                      0.3323         0.3193         0.3120         0.3047         0.2976         0.2906         0.2837
VENEZUELA                         0.3782         0.3633         0.3551         0.3470         0.3391         0.3312         0.3235
VIETMAN                           1.0817         1.0387         1.0170         0.9956         0.9747         0.9542         0.9340
WALLIS & FUTUNA                   0.3949         0.3771         0.3691         0.3572         0.3506         0.3438         0.3372
WESTERN SAMOA                     0.9329         0.8936         0.8752         0.8532         0.8363         0.8202         0.8040
YEMEN ARAB REPUBLIC               0.8666         0.8322         0.8146         0.7973         0.7804         0.7637         0.7474
YUGOSLAVIA, FEDERAL REP.          0.4353         0.4182         0.4089         0.3997         0.3907         0.3818         0.3731
ZAIRE                             0.5464         0.5225         0.5116         0.4969         0.4872         0.4780         0.4686
ZAMBIA                            0.7395         0.7080         0.6933         0.6750         0.6617         0.6490         0.6362
ZIMBABWE                          0.6195         0.5950         0.5822         0.5695         0.5571         0.5449         0.5329

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 7 of 7

                                  SCHEDULE 6

                  WORLDCOM CLASSIC ENHANCED TRAVEL CARD PRICING

               ORIGINATION FROM U.S. TO LISTED TERMINATING LOCATIONS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          P.R. &
       ENHANCED FEATURE                U.S.        OVERSEAS        CANADA        MEXICO          ALASKA       HAWAII     U.S.V.I.
-----------------------------------------------------------------------------------------------------------------------------------
Basic Calling per min. (day/non)   $.160/$.145     WUISARS*     $.160/$.145     WUMSARS**     $.160/$.145  $.160/$.145  $.160/$.145
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         $.70            $.25         $0.70            $.25         $.25         $.25
===================================================================================================================================
Conf. Calling per min (day/non)    $.360/$.265  WUISARS+20/.12  $.490/$.350  WUMSARS+.20/.12  $.360/$.265  $.360/$.265  $.360/$.265
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                    $1.40        $1.40           $1.40         $1.40           $1.40        $1.40        $1.40
===================================================================================================================================
 Directory Assistance per call         $.400         N/A             N/A           N/A            $.400        $.400        $.400
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         N/A             N/A           N/A             $.25         $.25         $.25
===================================================================================================================================
Message store & forward per msg.       $.920         N/A             N/A           N/A            $.920        $.920        $.920
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         N/A             N/A           N/A             $.25         $.25         $.25
===================================================================================================================================
      Audio Text per min.              $.300         N/A             N/A           N/A             N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         N/A             N/A           N/A             N/A          N/A          N/A
===================================================================================================================================
 Operator Services per call****    $1.25/$2.35    $1.25/$4.20   $1.25/$2.35    $1.25/$2.35    $1.25/$2.35  $1.25/$2.35  $1.25/$2.35
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         $.70            $.25          $.70            $.25         $.25         $.25
===================================================================================================================================

         ORIGINATION FROM LISTED LOCATIONS AND TERMINATING IN THE U.S.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          P.R. &
       ENHANCED FEATURE                U.S.        OVERSEAS        CANADA        MEXICO          ALASKA       HAWAII     U.S.V.I.
-----------------------------------------------------------------------------------------------------------------------------------
Basic Calling per min. (day/non)   $.160/$.145     IOR***           $.327          N/A         $.271/$.259  $.160/$.145  $.162/$.150
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                    $.25         $1.40           $1.40          N/A            $.25         $.25         $.25
===================================================================================================================================
Conf. Calling per min (day/non)    $.360/$.265       N/A             N/A           N/A             N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                    $ .25         N/A             N/A           N/A             N/A          N/A          N/A
===================================================================================================================================
 Directory Assistance per call         $.400         N/A             N/A           N/A             N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         N/A             N/A           N/A             N/A          N/A          N/A
===================================================================================================================================
Message store & forward per msg.       $.920         N/A             N/A           N/A             N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         N/A             N/A           N/A             N/A          N/A          N/A
===================================================================================================================================
      Audio Text per min.              $.300         N/A             N/A           N/A             N/A          N/A          N/A
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25         N/A             N/A           N/A             N/A          N/A          N/A
===================================================================================================================================
 Operator Services per call****    $1.25/$2.35    $1.25/$4.20   $1.25/$2.35        N/A        $1.25/$2.35  $1.25/$2.35  $1.25/$2.35
-----------------------------------------------------------------------------------------------------------------------------------
          Surcharge                     $.25        $1.40           $1.40          N/A             $.25         $.25         $.25
===================================================================================================================================

                            WorldCom - PROPRIETARY
                  Not for use or disclosure outside Worldcom
                        except under written agreement
8/30/96                                                                       1

                                  SCHEDULE 6

                  WORLDCOM CLASSIC ENHANCED TRAVEL CARD PRICING

                  INTERNATIONAL ORIGINATION FOR U.S. TERMINATION

------------------------------------------------------------------
INTERNATIONAL                                         TOLL FREE
ORIGINATION                DAY        NON-DAY         ACCESS #
------------------------------------------------------------------
   Canada                 0.327        0.327        800-740-5131
------------------------------------------------------------------
   Mexico                    Not Applicable
------------------------------------------------------------------
  Australia               1.96         0.91        1-800-122-234
------------------------------------------------------------------
   France                1.049         1.02           0591-5009
------------------------------------------------------------------
   Germany               1.049        1.023         0130-82-7170
------------------------------------------------------------------
  Hong Kong             1.0299       1.0299          0-800-8692
------------------------------------------------------------------
    Israel               1.978         1.25         177-102-3231
------------------------------------------------------------------
    Italy               0.7169       0.7169          1878-72-810
------------------------------------------------------------------
    Japan                 1.96         1.02          0031-15-1500
------------------------------------------------------------------
    Korea                2.259        1.218        0078-18-800-0008
------------------------------------------------------------------
 Netherlands            0.6984       0.6984          06-022-7118
------------------------------------------------------------------
 Switzerland             1.157        $1.02           155-7410
------------------------------------------------------------------
United Kingdom           1.157       $0.857         0-800-96-3658
------------------------------------------------------------------

N/A - Service not available
* WIIMax Universal International Switched Access Rate Schedule
** WIIMax Universal Mexico Switched Access Rate Schedule
*** International Origination Rates
**** Operator Services charges are expressed as Station-Station/Person-Person

Note: Intrastate rates are at the WIIMax Universal Intrastate Switched Access
      Rate Schedule
      Intrastate conference calling rates are at the WIIMax Universal Intrastate Switched Access Rate Schedule plus $.20/$.12

-----------------------------------------
          BILLING INCREMENTS
-----------------------------------------
Domestic to Domestic               60/6
Domestic to Canada, Int'l          60/6
Domestic to Mexico                60/60
International to Domestic         60/60


                            WorldCom - PROPRIETARY
                  Not for use or disclosure outside Worldcom
                        except under written agreement
8/30/96                                                                        2

                                   SCHEDULE 7


                  WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC       CLASSIC
                               SW FROM HI    SW FROM HI    SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
AFGHANISTAN                       1.2676         1.2171         1.1933         1.1661         1.1441         1.1229         1.1017
ALBANIA                           0.4766         0.4601         0.4510         0.4421         0.4333         0.4247         0.4162
ALGERIA                           0.4980         0.4805         0.4710         0.4617         0.4526         0.4436         0.4347
AMERICAN SAMOA                    0.5675         0.5473         0.5365         0.5259         0.5155         0.5052         0.4951
ANDORRA                           0.3443         0.3331         0.3265         0.3200         0.3134         0.3069         0.3003
ANGOLA                            0.7492         0.7218         0.7075         0.6934         0.6796         0.6661         0.6528
ANGUILLA                          0.6759         0.6513         0.6385         0.6258         0.6134         0.6012         0.5891
ANTARCTICA                        0.6914         0.6662         0.6530         0.6401         0.6274         0.6149         0.6026
ANTARCTICA (SCOTT BASE)           0.6914         0.6662         0.6530         0.6401         0.6274         0.6149         0.6026
ANTIGUA (BARBUDA)                 0.5198         0.5014         0.4916         0.4818         0.4723         0.4629         0.4537
ARGENTINA                         0.6315         0.6088         0.5967         0.5849         0.5733         0.5619         0.5507
ARMENIA                           0.9015         0.8679         0.8507         0.8338         0.8172         0.8009         0.7849
ARUBA                             0.4486         0.4332         0.4276         0.4163         0.4080         0.3999         0.3919
ASCENSION ISLAND                  0.8519         0.8203         0.8040         0.7880         0.7724         0.7570         0.7418
AUSTRALIA                         0.2512         0.2376         0.2314         0.2212         0.2158         0.2108         0.2054
AUSTRIA                           0.3101         0.2992         0.2926         0.2861         0.2795         0.2730         0.2664
AZERBAIJAN                        0.8404         0.8070         0.7915         0.7723         0.7581         0.7446         0.7310
BAHAMAS                           0.2940         0.2831         0.2766         0.2700         0.2635         0.2569         0.2504
BAHRAIN                           0.8271         0.7965         0.7807         0.7652         0.7500         0.7350         0.7203
BANGLADESH                        1.3043         1.2523         1.2279         1.2000         1.1773         1.1554         1.1336
BARBADOS                          0.6233         0.6009         0.5890         0.5773         0.5659         0.5546         0.5435
BELARUS                           0.5635         0.5435         0.5327         0.5222         0.5118         0.5016         0.4916
BELGIUM                           0.2655         0.2546         0.2480         0.2415         0.2349         0.2284         0.2218
BELIZE                            0.8385         0.8075         0.7915         0.7757         0.7603         0.7451         0.7303
BENIN                             0.6748         0.6503         0.6374         0.6248         0.6123         0.6001         0.5882
BERMUDA                           0.2889         0.2779         0.2714         0.2649         0.2583         0.2518         0.2452
BHUTAN                            0.9628         0.9287         0.9083         0.8903         0.8726         0.8552         0.8381
BOLIVIA                           0.6885         0.6634         0.6503         0.6374         0.6247         0.6123         0.6000
BOSNIA & HERZEGOVINA              0.5775         0.5569         0.5459         0.5351         0.5244         0.5140         0.5037
BOTSWANA                          0.8209         0.7906         0.7749         0.7595         0.7444         0.7296         0.7150
BRAZIL                            0.5015         0.4840         0.4744         0.4650         0.4558         0.4468         0.4378
BRITISH VIRGIN ISLANDS            0.4640         0.4479         0.4391         0.4304         0.4219         0.4135         0.4052
BRUNEI                            0.5229         0.5045         0.4945         0.4848         0.4751         0.4657         0.4564
BULGARIA                          0.4614         0.4454         0.4367         0.4281         0.4196         0.4112         0.4030
BURKINA FASO                      0.7319         0.7028         0.6894         0.6722         0.6601         0.6485         0.6369

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 1 of 7

                                   SCHEDULE 7


                  WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC       CLASSIC
                               SW FROM HI    SW FROM HI    SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
BURUNDI                           0.9261         0.8915         0.8739         0.8565         0.8394         0.8227         0.8063
CAMBODIA                          0.9535         0.9178         0.8996         0.8818         0.8642         0.8470         0.8300
CAMEROON                          0.9155         0.8814         0.8639         0.8467         0.8299         0.8133         0.7971
CAPE VERDE ISLANDS                0.5464         0.5248         0.5145         0.5012         0.4925         0.4843         0.4759
CAYMAN ISLANDS                    0.4864         0.4694         0.4602         0.4511         0.4421         0.4333         0.4274
CENTRAL AFRICAN REP.              1.1926         1.1474         1.1246         1.1022         1.0802         1.0587         1.0376
CHAD                              1.2220         1.1756         1.1523         1.1293         1.1068         1.0847         1.0631
CHILE                             0.3840         0.3711         0.3638         0.3567         0.3496         0.3427         0.3358
CHINA                             0.9739         0.9374         0.9188         0.9006         0.8826         0.8650         0.8477
CHRISTMAS & COCOS IS.             0.4576         0.4418         0.4331         0.4246         0.4161         0.4079         0.3997
COLOMBIA                          0.6441         0.6208         0.6085         0.5965         0.5846         0.5730         0.5615
COMOROS                           1.1504         1.1069         1.0849         1.0633         1.0421         1.0213         1.0009
CONGO                             1.0075         0.9674         0.9486         0.9263         0.9090         0.8926         0.8760
COOK ISLANDS                      1.2841         1.2352         1.2106         1.1885         1.1629         1.1397         1.1169
COSTA RICA                        0.5864         0.5654         0.5542         0.5433         0.6325         0.5219         0.5115
CROATIA, REPUBLIC OF              0.4494         0.4339         0.4254         0.4170         0.4087         0.4006         0.3926
CUBA                              0.6362         0.6109         0.5993         0.5839         0.5736         0.5638         0.5538
CYPRUS                            0.5034         0.4867         0.4761         0.4667         0.4575         0.4484         0.4394
CZECH REPUBLIC                    0.3926         0.3794         0.3720         0.3646         0.3574         0.3503         0.3433
DENMARK                           0.2396         0.2287         0.2221         0.2156         0.2090         0.2025         0.1959
DIEGO GARCIA                      1.0271         0.9885         0.9689         0.9497         0.9307         0.9122         0.8939
DJIBOUTI                          1.0256         0.9870         0.9674         0.9482         0.9293         0.9108         0.8926
DOMINICA                          0.6260         0.6034         0.5915         0.5798         0.5683         0.5570         0.5458
DOMINICAN REPUBLIC                0.3957         0.3824         0.3749         0.3675         0.3602         0.3531         0.3460
ECUADOR                           0.6865         0.6615         0.6485         0.6356         0.6320         0.6106         0.5984
EGYPT                             0.8177         0.7874         0.7718         0.7665         0.7415         0.7267         0.7122
EL SALVADOR                       0.6397         0.6166         0.6044         0.5925         0.5807         0.5691         0.5578
EQUATORIAL GUINEA                 1.4216         1.3672         1.3400         1.3134         1.2872         1.2615         1.2363
ERITREA                           1.3092         1.2593         1.2343         1.2097         1.1856         1.1619         1.1387
ESTONIA                           0.3818         0.3690         0.3618         0.3546         0.3476         0.3407         0.3339
ETHIOPIA                          1.1402         1.0971         1.0753         1.0539         1.0329         1.0123         0.9921
FAEROE ISLANDS                    0.3998         0.3863         0.3787         0.3712         0.3639         0.3566         0.3495
FALKLAND ISLANDS                  0.9399         0.9048         0.8869         0.8692         0.8519         0.8349         0.8183
FIJI ISLANDS                      1.0886         1.0476         1.0268         1.0064         0.9863         0.9666         0.9473
FINLAND                           0.2547         0.2438         0.2372         0.2307         0.2241         0.2176         0.2110

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 2 of 7

                                   SCHEDULE 7


                  WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC       CLASSIC
                               SW FROM HI    SW FROM HI    SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
FRANCE                            0.2381         0.2272         0.2206         0.2141         0.2075         0.2010         0.1944
FRENCH ANTILLES                   0.5275         0.5089         0.4989         0.4890         0.4793         0.4698         0.4604
FRENCH GUIANA                     0.5520         0.5324         0.6219         0.5116         0.5015         0.4915         0.4817
FRENCH POLYNESIA                  0.7866         0.7576         0.7426         0.7279         0.7134         0.6992         0.6852
GABON                             0.9621         0.9261         0.9077         0.8897         0.8720         0.8546         0.8375
GAMBIA                            0.7164         0.6902         0.6765         0.6631         0.6499         0.6370         0.6243
GEORGIA                           0.8111         0.7812         0.7657         0.7505         0.7365         0.7209         0.7065
GERMANY                           0.2247         0.2138         0.2072         0.2007         0.1942         0.1876         0.1811
GHANA                             0.7137         0.6854         0.6723         0.6555         0.6437         0.6325         0.6211
GIBRALTAR                         0.5697         0.5494         0.5386         0.5279         0.5174         0.5071         0.4970
GREECE                            0.4514         0.4358         0.4272         0.4188         0.4105         0.4024         0.3943
GREENLAND                         0.5571         0.5351         0.5250         0.5111         0.5022         0.4938         0.4852
GRENADA                           0.6465         0.6231         0.6108         0.5987         0.5868         0.5751         0.5636
GUADELOUPE                        0.5829         0.5621         0.5510         0.5401         0.5293         0.5188         0.5085
GUAM                              0.2373         0.2264         0.2198         0.2133         0.2067         0.2002         0.1936
GUANTANAMO BAY                    0.8110         0.7810         0.7856         0.7504         0.7354         0.7208         0.7064
GUATEMALA                         0.5909         0.5698         0.5585         0.5475         0.5366         0.5259         0.5154
GUINEA                            0.7700         0.7417         0.7270         0.7125         0.6984         0.6846         0.6708
GUINEA BISSAU                     1.4708         1.4144         1.3863         1.3587         1.3316         1.3050         1.2789
GUYANA                            0.9212         0.8869         0.8693         0.8520         0.8351         0.8184         0.8021
HAITI                             0.7426         0.7164         0.7012         0.6873         0.6736         0.6602         0.6470
HONDURAS                          0.7074         0.6816         0.6681         0.6548         0.6418         0.6290         0.6165
HONG KONG                         0.5095         0.4893         0.4801         0.4671         0.4591         0.4516         0.4439
HUNGARY                           0.3605         0.3486         0.3418         0.3350         0.3284         0.3219         0.3153
ICELAND                           0.3833         0.3704         0.3632         0.3560         0.3490         0.3421         0.3352
INDIA                             0.8431         0.8119         0.7958         0.7800         0.7645         0.7492         0.7343
INDONESIA                         0.7315         0.7048         0.6908         0.6771         0.6636         0.6504         0.6374
IRAN                              1.0446         1.0053         0.9854         0.9658         0.9465         0.9277         0.9091
IRAQ                              1.3138         1.2614         1.2368         1.2087         1.1858         1.1638         1.1418
IRELAND, REPUBLIC OF              0.3145         0.3036         0.2970         0.2905         0.2839         0.2774         0.2709
ISRAEL                            0.5418         0.5226         0.5123         0.5022         0.4922         0.4824         0.4728
ITALY                             0.2852         0.2743         0.2678         0.2612         0.2547         0.2481         0.2416
IVORY COAST                       1.1562         1.1125         1.0903         1.0686         1.0474         1.0265         1.0059
JAMAICA                           0.6569         0.6331         0.6206         0.6083         0.5962         0.5844         0.5727
JAPAN                             0.3668         0.3524         0.3459         0.3356         0.3302         0.3252         0.3198

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 3 of 7

                                   SCHEDULE 7


                  WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC       CLASSIC
                               SW FROM HI    SW FROM HI    SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
JORDAN                            0.8530         0.8190         0.8033         0.7838         0.7694         0.7558         0.7419
KAZAKHSTAN                        0.9963         0.9567         0.9382         0.9160         0.8990         0.8827         0.8664
KENYA                             0.8350         0.8041         0.7881         0.7725         0.7671         0.7420         0.7272
KIRIBATI                          1.1246         1.0821         1.0606         1.0395         1.0187         0.9984         0.9785
KUWAIT                            0.9122         0.8769         0.8590         0.8384         0.8229         0.9082         0.7933
KYRGYZSTAN                        1.0876         1.0466         1.0258         1.0054         0.9854         0.9657         0.9464
LAOS                              0.9922         0.9550         0.9361         0.9175         0.8992         0.8813         0.8637
LATVIA                            0.4418         0.4266         0.4183         0.4100         0.4019         0.3939         0.3860
LEBANON                           0.9444         0.9091         0.8911         0.8734         0.8560         0.8389         0.8222
LESOTHO                           0.8936         0.8603         0.8433         0.8265         0.8101         0.7939         0.7781
LIBERIA                           0.6757         0.6511         0.6383         0.6256         0.6132         0.6010         0.5890
LIBYA                             0.6123         0.5903         0.5786         0.5672         0.5559         0.5448         0.5339
LIECHTENSTEIN                     0.2618         0.2509         0.2443         0.2378         0.2312         0.2247         0.2182
LITHUANIA                         0.4991         0.4816         0.4721         0.4628         0.4536         0.4446         0.4357
LUXEMBOURG                        0.2340         0.2231         0.2165         0.2100         0.2034         0.1969         0.1903
MACAO                             0.6247         0.6022         0.5903         0.5786         0.5671         0.5558         0.5447
MACEDONIA                         0.5843         0.6634         0.5523         0.5413         0.5306         0.5200         0.5096
MADAGASCAR                        1.0977         1.0563         1.0353         1.0147         0.9945         0.9747         0.9552
MALAWI                            0.5819         0.5588         0.5483         0.5339         0.5245         0.5157         0.5067
MALAYSIA                          0.4351         0.4201         0.4119         0.4038         0.3958         0.3879         0.3802
MALDIVES                          0.8029         0.7732         0.7579         0.7429         0.7281         0.7136         0.6993
MALI REPUBLIC                     1.0142         0.9739         0.9550         0.9325         0.9152         0.8985         0.8819
MALTA                             0.3768         0.3642         0.3571         0.3501         0.3432         0.3363         0.3296
MARISAT-ATLANTIC OCEAN            6.8029         6.5333         6.4028         6.2748         6.1494         6.0265         5.9059
MARISAT-INDIAN OCEAN              6.3849         6.1297         6.0078         5.8842         5.7678         5.6542         5.5424
MARISAT-PACIFIC OCEAN             5.8683         5.6338         5.5217         5.4079         5.3010         5.1967         5.0941
MARISAT-W. ATLANTIC               6.6344         6.3692         6.2425         6.1142         5.9932         5.8751         5.7588
MARSHALL ISLANDS                  0.6105         0.5886         0.5770         0.5655         0.5543         0.5433         0.5324
MAURITANIA                        0.9739         0.9374         0.9188         0.9006         0.8826         0.8650         0.8477
MAURITIUS                         0.9034         0.8698         0.8525         0.8356         0.8189         0.8026         0.7866
MAYOTTE ISLAND                    1.1504         1.1069         1.0849         1.0633         1.0421         1.0213         1.0009
MICRONESIA                        0.7459         0.7186         0.7044         0.6904         0.6767         0.6632         0.6499
MOLDOVA                           0.8719         0.8395         0.8228         0.8065         0.7904         0.7747         0.7592
MONACO                            0.2830         0.2721         0.2655         0.2590         0.2524         0.2459         0.2393
MONGOLIA                          1.3298         1.2791         1.2537         1.2287         1.2042         1.1802         1.1566

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 4 of 7

                                   SCHEDULE 7


                  WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC       CLASSIC
                               SW FROM HI    SW FROM HI    SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
MONTSERRAT                        0.6256         0.6031         0.5912         0.5795         0.5680         0.5566         0.5455
MOROCCO                           0.5087         0.4908         0.4811         0.4716         0.4623         0.4531         0.4440
MOZAMBIQUE                        0.8026         0.7730         0.7577         0.7426         0.7279         0.7134         0.6991
MYANMAR (BURMA)                   1.6573         1.5935         1.6618         1.5307         1.5001         1.4702         1.4408
NAKHODKA                          0.6479         0.6244         0.6121         0.6000         0.5880         0.5763         0.5648
NAMIBIA                           0.8320         0.8012         0.7853         0.7697         0.7544         0.7393         0.7246
NAURU                             0.9823         0.9455         0.9267         0.9083         0.8902         0.8724         0.8550
NEPAL                             1.0586         1.0188         0.9985         0.9787         0.9592         0.9401         0.9213
NETHERLANDS                       0.2426         0.2317         0.2251         0.2186         0.2120         0.2055         0.1989
NETHERLANDS ANTILLES              0.4040         0.3904         0.3827         0.3751         0.3677         0.3604         0.3532
NEW CALEDONIA                     0.9246         0.8901         0.8725         0.8551         0.8381         0.8214         0.8050
NEW ZEALAND                       0.2540         0.2431         0.2365         0.2300         0.2234         0.2169         0.2103
NICARAGUA                         0.6929         0.6677         0.6545         0.6415         0.6288         0.6162         0.6039
NIGER                             0.9841         0.9472         0.9284         0.9099         0.8918         0.8740         0.8566
NIGERIA                           0.8303         0.7973         0.7820         0.7630         0.7490         0.7357         0.7223
NIUE ISLAND                       1.2399         1.1928         1.1691         1.1458         1.1230         1.1006         1.0786
NORFOLK ISLAND                    0.6672         0.6407         0.6285         0.6125         0.6016         0.5912         0.5807
NORTH KOREA                       1.0305         0.9895         0.9703         0.9475         0.9299         0.9130         0.8960
NORWAY                            0.2029         0.1919         0.1854         0.1789         0.1723         0.1656         0.1592
OMAN                              0.9496         0.9141         0.8960         0.8782         0.8607         0.8435         0.8267
PAKISTAN                          1.2266         1.1800         1.1565         1.1335         1.1109         1.0888         1.0670
PALAU                             0.9626         0.9266         0.9082         0.8902         0.8724         0.8550         0.8379
PANAMA                            0.6563         0.6326         0.6201         0.6078         0.5957         0.5838         0.5722
PAPUA NEW GUINEA                  0.5809         0.5601         0.5491         0.5382         0.5275         0.5170         0.5067
PARAGUAY                          0.8634         0.8313         0.8149         0.7987         0.7828         0.7672         0.7518
PERU                              0.6568         0.6330         0.6205         0.6082         0.5961         0.5842         0.5725
PHILIPPINES                       0.6017         0.5802         0.5687         0.5574         0.5464         0.5355         0.5248
POLAND                            0.4335         0.4187         0.4104         0.4023         0.3944         0.3865         0.3788
PORTUGAL                          0.4098         0.3959         0.3881         0.3805         0.3729         0.3656         0.3582
QATAR                             0.9335         0.8986         0.8808         0.8633         0.8461         0.8293         0.8127
REUNION ISLAND                    0.7457         0.7183         0.7041         0.6901         0.6764         0.6629         0.6497
ROMANIA                           0.5792         0.5585         0.5475         0.5366         0.5260         0.5155         0.5052
RUSSIA                            0.6376         0.6146         0.6025         0.5905         0.5788         0.5673         0.5559
RWANDA                            0.9260         0.8916         0.8739         0.8565         0.8395         0.8227         0.8063
SAIPAN                            0.5219         0.5012         0.4918         0.4786         0.4703         0.4626         0.4546

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 5 of 7

                                   SCHEDULE 7


                  WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM MAINLAND            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC       CLASSIC
                               SW FROM HI    SW FROM HI    SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
SAKAHLIN                          0.6517         0.6281         0.6157         0.6035         0.5915         0.5797         0.5682
SAN MARINO                        0.4935         0.4762         0.4668         0.4576         0.4485         0.4396         0.4308
SAO TOME                          1.1797         1.1350         1.1125         1.0903         1.0686         1.0473         1.0264
SAUDI ARABIA                      0.8965         0.8631         0.8460         0.8292         0.8127         0.7966         0.7806
SENEGAL REPUBLIC                  1.6217         1.5593         1.5282         1.4978         1.4679         1.4386         1.4098
SEYCHELLES                        1.4839         1.4270         1.3986         1.3708         1.3434         1.3166         1.2903
SIERRA LEONE                      0.9574         0.9216         0.9033         0.8853         0.8677         0.8504         0.8334
SINGAPORE                         0.3642         0.3521         0.3452         0.3384         0.3318         0.3252         0.3186
SLOVAKIA                          0.4348         0.4199         0.4116         0.4035         0.3955         0.3877         0.3799
SLOVENIA, REPUBLIC OF             0.4693         0.4530         0.4441         0.4353         0.4267         0.4182         0.4098
SOLOMON ISLANDS                   1.0649         1.0248         1.0044         0.9844         0.9648         0.9456         0.9267
SOMALIA                           1.6975         1.6298         1.5978         1.5625         1.5325         1.5036         1.4748
SOUTH AFRICA                      0.5982         0.5768         0.5664         0.5542         0.5432         0.5324         0.5217
SOUTH KOREA                       0.5198         0.5015         0.4916         0.4819         0.4723         0.4629         0.4537
SPAIN                             0.3629         0.3508         0.3439         0.3372         0.3305         0.3239         0.3174
SRI LANKA                         0.9905         0.9534         0.9345         0.9159         0.8977         0.8798         0.8622
ST HELENA                         1.2408         1.1914         1.1682         1.1414         1.1199         1.0992         1.0785
ST KITTS & NEVIS                  0.5401         0.5210         0.5107         0.5006         0.4907         0.4809         0.4713
ST LUCIA                          0.5917         0.5682         0.5575         0.5429         0.5334         0.5244         0.5152
ST PIERRE/MIQUELON                0.4824         0.4656         0.4564         0.4474         0.4385         0.4298         0.4212
ST VINCENT/GRENADINES             0.6880         0.6607         0.6481         0.6317         0.6204         0.6097         0.5988
SUDAN                             0.6705         0.6462         0.6334         0.6208         0.6085         0.5964         0.5845
SURINAME                          1.1841         1.1392         1.1166         1.0944         1.0726         1.0512         1.0302
SWAZILAND                         0.6408         0.6176         0.6054         0.5934         0.5817         0.6701         0.5587
SWEDEN                            0.1973         0.1864         0.1798         0.1733         0.1667         0.1602         0.1536
SWITZERLAND                       0.2481         0.2372         0.2306         0.2241         0.2175         0.2110         0.2044
SYRIA                             1.0958         1.0545         1.0335         1.0130         0.9928         0.9730         0.9535
TAIWAN                            0.5362         0.5173         0.5071         0.4970         0.4872         0.4775         0.4679
TAJIKISTAN                        1.0046         0.9646         0.9460         0.9237         0.9065         0.8900         0.8735
TANZANIA                          0.8469         0.8155         0.7993         0.7834         0.7678         0.7525         0.7376
THAILAND                          0.7688         0.7382         0.7241         0.7062         0.6934         0.6812         0.6689
TOGO                              0.9324         0.8953         0.8781         0.8571         0.8413         0.8261         0.8109
TONGA ISLANDS                     0.9886         0.9515         0.9327         0.9141         0.8659         0.8780         0.8605
TRINIDAD/TOBAGO                   0.7336         0.7067         0.6927         0.6790         0.6655         0.6522         0.6392
TUNISIA                           0.6632         0.5431         0.5324         0.5219         0.1150         0.5013         0.4913

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 6 of 7

                                   SCHEDULE 7


                  WORLDCOM CLASSIC SWITCHED INTERNATIONAL RATES

                 1+ FROM HAWAII            BILLING INCREMENTS 1ST 30/ADDTN'L 6

                               ----------------------------------------------------------------------------------------------------
                                CLASSIC       CLASSIC        CLASSIC        CLASSIC        CLASSIC        CLASSIC       CLASSIC
                               SW FROM HI    SW FROM HI    SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI     SW FROM HI
COUNTRY                           BASE       $50K INT'L    $100K INT'L    $250K INT'L    $500K INT'L    $750K INT'L   $1,000K INT'L
-----------------------------------------------------------------------------------------------------------------------------------
TURKEY                            0.5296         0.5109         0.5008         0.4909         0.4811         0.4716         0.4622
TURKMENISTAN                      0.9580         0.9222         0.9039         0.8859         0.8683         0.8509         0.8339
TURKS AND CAICOS IS.              0.5803         0.5595         0.5485         0.5376         0.5270         0.5165         0.5062
TUVALU                            1.0178         0.9796         0.9601         0.9410         0.9223         0.9039         0.8858
UGANDA                            0.6769         0.6524         0.6394         0.6268         0.6143         0.6021         0.5901
UKRAINE                           0.5679         0.5477         0.5368         0.5262         0.5158         0.5055         0.4954
UNITED ARAB EMIRATES              0.6812         0.6564         0.6435         0.6307         0.6182         0.6058         0.5937
UNITED KINGDOM                    0.1750         0.1650         0.1600         0.1550         0.1500         0.1450         0.1400
URUGUAY                           0.8194         0.7891         0.7734         0.7581         0.7430         0.7282         0.7136
UZBEKISTAN                        0.8476         0.8162         0.8000         0.7841         0.7685         0.7532         0.7382
VANUATU                           1.3532         1.3016         1.2757         1.2503         1.2254         1.2009         1.1769
VATICAN CITY                      0.3876         0.3743         0.3670         0.3597         0.3526         0.3456         0.3387
VENEZUELA                         0.4332         0.4183         0.4101         0.4020         0.3941         0.3862         0.3785
VIETNAM                           1.1367         1.0937         1.0720         1.0506         1.0297         1.0092         0.8880
WALLIS & FUTUNA                   0.4499         0.4321         0.4241         0.4122         0.4053         0.3988         0.3922
WESTERN SAMOA                     0.9879         0.9486         0.9302         0.9082         0.8913         0.8752         0.8590
YEMEN ARAB REPUBLIC               0.9216         0.8872         0.8696         0.8523         0.8354         0.8187         0.8024
YUGOSLAVIA, FEDERAL REP.          0.4903         0.4732         0.4639         0.4547         0.4457         0.4368         0.4281
ZAIRE                             0.6014         0.5775         0.5666         0.5519         0.5422         0.5330         0.5236
ZAMBIA                            0.7945         0.7630         0.7483         0.7300         0.7167         0.7040         0.6912
ZIMBABWE                          0.6745         0.6500         0.6372         0.6245         0.6121         0.5999         0.5879

                            WORLDCOM -- PROPRIETARY
                   Not for use or disclosure outside WorldCom
                         except under written agreement
2/1/98                                                               Page 7 of 7